Exhibit 10.1

LOAN AGREEMENT

PROVIDING FOR A SENIOR SECURED

SIX MONTH TERM LOAN OF

US$2,000,000

AMONG

COMARCO, INC.

as Borrower

AND

COMARCO WIRELESS TECHNOLOGIES, INC.

as Guarantor

AND

BROADWOOD PARTNERS, L.P.

as Lender

Dated as of July 27, 2012

SENIOR SECURED SIX MONTH TERM LOAN AGREEMENT

THIS SENIOR SECURED SIX MONTH TERM LOAN AGREEMENT (as amended from time to time, this “Agreement”), dated as of July 27, 2012 (“Effective Date”), is entered into by and among (i) BROADWOOD PARTNERS, L.P, a limited partnership organized and existing under the laws of the State of Delaware, as lender (the “Lender”); (ii) COMARCO, INC., a corporation incorporated under the laws of the State of California, as borrower (the “Borrower”); and (iii) COMARCO WIRELESS TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Delaware, as guarantor (the “Guarantor” and, together with the Lender and the Borrower, the “Parties” and each a “Party”).

W I T N E S S E T H:

WHEREAS, the Lender has agreed to provide to the Borrower a senior secured term loan in the amount of Two Million United States Dollars (US$2,000,000) (or, as the context may require, the principal amount thereof from time to time outstanding, the “Loan”) on the terms and subject to the conditions set forth herein.

WHEREAS, the Parties have agreed that the Loan shall be evidenced by a Note (as defined herein) to be executed by the Borrower in favor of the Lender and guaranteed by the Guarantor; and

WHEREAS, the Guarantor has agreed to guaranty the obligations of the Borrower with respect to the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as set forth below:

ARTICLE I

DEFINITIONS

Section 1.01 General Definitions. Wherever used in this Agreement, or the Exhibits or Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“Accredited Investor” has the meaning ascribed to it in the Securities Act of 1933, Rule 501, as amended.

“Additional Amounts” has the meaning given to it in Section 2.09(b).

“Ancillary Documents” means any documents, in addition to the Transaction Documents, that may be executed as security for the Loan and the Borrower’s obligations in connection therewith.

“Applicable Law” means any law of any Governmental Authority, including, without limitation, all national, federal, state and local banking or securities laws, to which the Person in question is subject or by which it or any of its material property is bound.

“Applicable Rate” means five percent (5%) per annum.

“Business” means (i) with respect to Borrower, the business of Designing, Developing, and Manufacturing of Consumer electronic products; and (ii) with respect to the Guarantor, the the business of Designing, Developing, and Manufacturing of Consumer electronic products.

“Business Day” means a day on which banks are open for business in the City of New York, United States of America.

“Change of Control” means the occurrence, while any amount is outstanding under the Agreement and Note, of any of the following events: (i) except for the Lender, any Person or “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than twenty percent (20%) of the voting power of all classes of shareholders of the Borrower; or (ii) individuals who on the Effective Date constituted the board of directors of the Borrower (together with any new directors whose election to such board of directors of the Borrower, or whose nomination for election by the shareholders of the Borrower, was approved by a vote of two thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Borrower then in office except changes in the board of directors resulting from annual uncontested elections.

“Closing” means the day on which the Loan is funded and the Loan funds are deposited pursuant to Section 2.03.

“Debt” means with respect to any Person, as of the relevant date for calculation, without duplication, (i) any obligation of such Person for borrowed money, including by way of overdraft privileges; (ii) any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) any obligation of such Person to pay the deferred purchase price of goods, property or services (other than trade payables incurred in the ordinary course of business and payable in accordance with customary business practices or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on the books of such Person in accordance with U.S. GAAP); (iv) any obligation of such Person under conditional sales or other title retention agreements; (v) the net aggregate rentals under any lease by such Person as lessee that under U.S. GAAP, as in effect on the date hereof, would be capitalized on the books of the lessee; (vi) any obligation of such Person to purchase securities or other property which arises out of or in connection with the sale of the same or substantially similar securities or property; (vii) any obligations of such Person under reimbursement or similar agreements with respect to the issuance of letters of credit, banker’s acceptances or other similar financial accommodations, except letters of credit issued in the ordinary course of business, including in connection with the purchase of supplies or products; (viii) any obligations of such Person to pay rent or other amounts under leases entered into in connection with sale and leaseback transactions involving assets of such Person being sold in connection therewith; (ix) any Debt of others secured by a Lien on any asset of such Person; (x) the net liabilities or obligations of such Person under any interest rate or currency swap or other financial hedging contract; (xi) any Debt of others guaranteed, directly or indirectly, by such Person; and (xii) any other amounts raised under any other transaction having the financial effect of a borrowing and classified as such under U.S. GAAP.

“Default” means any event which, with the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

“Default Rate” means ten percent (10.0%) per annum.

“Dollars” and the “$” sign mean the lawful currency of the United States of America.

“Event of Default” has the meaning given to it in Section 6.01.

“Funding” has the meaning given to it in Section 2.03.

“Government Authority” means any government, governmental department, ministry, cabinet, commission, board, bureau, agency, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal, or administrative body or entity, domestic or foreign, federal, state or local having jurisdiction over the matter or matters and Person or Persons in question.

“Guaranty” means that certain guaranty, in the form attached hereto as Exhibit B, dated as of the date hereof, given by the Guarantor in favor of the Lender, pursuant to which the Guarantor guaranteed all of the Borrower’s obligations under the Transaction Documents.

“Indemnified Person” has the meaning given to it in Section 7.14.

“Indemnity” has the meaning given to it in Section 7.14.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, privilege or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

“Loss” has the meaning given to it in Section 7.14.

“Material Adverse Effect” means a material adverse effect on the business, operations, prospects, condition (financial or otherwise) or property of the Security Parties (considered as a whole) due to (a) the invalidity or unenforceability of any provision of any Transaction Document, (b) the inability of any party to any Transaction Document to timely perform its obligations thereunder, or (c) adversely affect the rights and remedies of the Lender under any of the Transaction Documents.

“Maturity Date” means that date which is six (6) months following of the Effective Date, unless such date is not a Business Day, in which case the Maturity Date shall be the Business Day immediately following such date.

“Note” has the meaning given to it in Section 2.07.

“Permitted Liens” means (i) Liens in favor of the Lender, (ii) liens disclosed and acceptable to the Lender per Section 4.01(c)(ii), (iii) statutory Liens created by operation of applicable law, (iv) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, social security and other like laws and in connection with leases or trade contracts, (v) Liens arising in the ordinary course of business and securing obligations that are not overdue or are being contested in good faith by appropriate proceedings, and (vi) Liens for Taxes and government charges or levies not yet due and payable or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Party in accordance with U.S. GAAP.

“Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

“Pledge Agreement” means that certain pledge agreement, in the form attached hereto as Exhibit C, dated as of the date hereof, by and between the Borrower and the Lender, pursuant to which Borrower pledged to the Lender all of Borrower’s right, title and interest in and to, and provided a first priority lien and security interest on, 3,065,000 issued and outstanding shares of capital stock of the Guarantor, which are equal to one hundred percent (100%) of the total issued and outstanding shares of capital stock of the Guarantor, as security for all of the Borrower’s obligations under the Transaction Documents;

“Security Agreements” means: (i) that certain security agreement, in the form attached hereto as Exhibit D-1, dated the date hereof, by and between the Borrower and the Lender, pursuant to which the Borrower granted a first priority security interest in and to all of the Collateral (as defined therein); and (ii) that certain security agreement, in the form attached hereto as Exhibit D-2, dated the date hereof, by and between the Guarantor and the Lender, pursuant to which the Guarantor granted a first priority security interest in and to all of the Collateral (as defined therein).

“Security Parties” means the Borrower and the Guarantor.

“Stock Purchase Agreement” means that certain stock purchase agreement in the form attached hereto as Exhibit A, dated as of the date hereof, by and between the Borrower and the Lender, pursuant to which the Lender has agreed to purchase, at a minimum, a certain number of shares of the Borrower’s common stock in an amount up to Three Million United States Dollars (US$3,000,000), subject to the terms and conditions therein contained.

“Taxes” means all deductions or withholdings for any and all present and future taxes, levies, imposts, stamp or other duties, fees, assessments, deductions, withholdings, all other governmental charges, and all liabilities with respect thereto.

“Transaction Documents” means this Agreement, the Note, the Pledge Agreement, the Guaranty, the Warrant Agreement, the Security Agreements, and the Stock Purchase Agreement.

“United States” means the United States of America.

“U.S. GAAP” means generally accepted accounting principles in the United States of America in effect from time to time, and applied on a consistent basis.

“Warrant Agreement” means that certain common stock purchase warrant agreement, in the form attached hereto as Exhibit E, dated the date hereof, made by Borrower in favor of Lender, pursuant to which the Borrower granted the Lender the right to purchase a certain number of shares of the Borrower’s common stock at a certain price, subject to the terms and conditions therein contained.

Section 1.02 Interpretation. In this Agreement, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun; the division of this Agreement into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions; the words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular Article or Section hereof; the words “include,” “including,” and derivations thereof shall be deemed to have the phrase “without limitation” attached thereto unless otherwise expressly stated; references to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement; and any reference to this Agreement or any of the Transaction Documents means such agreement or document as the same shall be amended, supplemented or modified and from time to time in effect.

Section 1.03 Business Day Adjustment. Where the day on or by which a payment is due to be made is not a Business Day, said payment shall be made on or by the following Business Day.

ARTICLE II

AGREEMENT FOR THE LOAN

Section 2.01 Use of Proceeds. The Borrower may use up to $400,000 of the proceeds of the Loan for capital expenditures and shall use the remainder of the proceeds of the Loan for general working capital. Subject to the satisfaction of the conditions contained herein, the proceeds of the Loan shall be remitted as directed by Borrower.

Section 2.02 Amount of the Loan. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender, the Loan in the principal amount of Two Million United States Dollars (US$2,000,000).

6

Section 2.03 Funding. Subject to the terms and conditions hereof and upon satisfaction of each of the conditions precedent herein contained, the Lender shall deposit the full amount of the Loan in immediately available funds into an account designated by the Borrower (the “Funding”).

Section 2.04 Principal. The Borrower shall repay the principal of the Loan in full on the Maturity Date. Amounts borrowed and repaid or prepaid may not be re-borrowed. No penalties or premiums shall be payable by Borrower in respect of or by reason of any prepayments of amounts borrowed hereunder.

Section 2.05 Interest. Interest shall accrue at the Applicable Rate on all amounts outstanding pursuant to this Agreement and shall be payable on the Maturity Date. All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360 day year.

Section 2.06 Interest on Late Payments. Without limiting the remedies available to the Lender under this Agreement, the other Transaction Documents or otherwise, to the maximum extent permitted by applicable law, if the Borrower fails to make payment of principal or interest when due or if one or more other Events of Default specified in Section 6.01 occurs and is continuing, the Borrower shall pay interest on the Loan and accrued but unpaid interest at the lesser of (i) Applicable Rate plus the Default Rate or (ii) the highest non-usurious rate available pursuant to applicable law, for so long as such amounts remain outstanding or for so long as the other Events of Default are continuing.

Section 2.07 Note. The Borrower’s obligation to repay the Loan shall be evidenced by a promissory note of the Borrower (consented and agreed to by the Guarantor), in the form attached hereto as Exhibit F, (the “Note”), payable to the order of the Lender.

Section 2.08 Payments. Payments of principal, interest, fees, costs, expenses or any other payment due to the Lender under any provision of any of the Transaction Documents or Ancillary Documents shall be made in Dollars in immediately available funds, without deduction, set off or counterclaim, prior to 11:00 a.m. New York City time on such date that any such payment is due, at such bank or banks, and in such place or places, as the Lender shall from time to time designate in writing. The Borrower shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments under any of the Transaction Documents, except for any costs imposed by the Lender’s banking institutions.

Section 2.09 Taxes, Duties and Fees.

(a) The Borrower shall pay or cause to be paid all present and future Taxes imposed, duties, fees and other charges of whatsoever nature, if any, now or at any time hereafter levied or imposed by any Government Authority, by any department, agency, political subdivision or taxing or other authority thereof or therein, by any organization of which the applicable Government Authority is a member, or by any jurisdiction through which the

Borrower makes payments hereunder, on or in connection with the payment of any and all amounts due under this Agreement, and all payments of principal, interest, and other amounts due under this Agreement shall be made without deduction for or on account of any such Taxes, duties, fees and other charges, which may be deducted or withheld from payments made by the Borrower only if such deduction or withholding is required by applicable law.

(b) In the event the Borrower is required to withhold any such amount or are prevented by operation of law or otherwise from paying or causing to be paid such Taxes, duties, fees or other charges as aforesaid, the principal, interest or other amounts due under this Agreement (as applicable) shall be increased to such amount as shall be necessary to yield and remit to the Lender the full amount it would have received (taking into account any such Taxes, duties, fees or other charges payable on amounts payable by the Borrower under this section) had such payment been made without deduction of such Taxes, duties, fees or other charges (all and any of such additional amounts, herein referred to as the “Additional Amounts”).

(c) If Section 2.09(b) above applies and the Lender so requires, the Borrower shall deliver to the Lender official tax receipts evidencing payment (or certified copies of them) of such Additional Amounts within thirty (30) days of the date of payment.

(d) In the event that the Lender receives a refund from the relevant Government Authority to which the Borrower has paid withholding Taxes pursuant to this Section 2.09, the Lender shall pay such refund to the Borrower.

Section 2.10 Costs, Expenses and Losses. If, as a result of any failure by the Borrower to pay any sums due under this Agreement on the due date therefor, the Lender shall incur out of pocket costs, expenses and/or losses, by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds, the Borrower shall pay to the Lender upon request by the Lender, the amount which the Lender shall notify to the Borrower as being the aggregate of such out of pocket costs, expenses and losses. The Borrower shall pay such costs, expenses and/or losses within thirty (30) days after receipt by them of a certificate from the Lender setting forth in reasonable detail such costs, expenses and/or losses. For the purposes of the preceding sentence, “costs, expenses and/or losses” shall include, without limitation, any interest paid or payable to carry any unpaid amount and any loss, premium, penalty or expense which may be incurred in obtaining, liquidating or employing deposits of or borrowings from third parties.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Security Parties. The Security Parties represent and warrant as of the date hereof and as of the date of Funding, as follows:

(a) Borrower is a corporation duly incorporated and validly existing under the laws of the State of California; and the Guarantor is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

(b) Each Security Party has the requisite corporate power and authority to enter into each of the Transaction Documents and Ancillary Documents to which it is, or will be, a party, to make the borrowings and to consummate the other transactions contemplated hereby, to execute and deliver the Note, and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action of the Security Parties; and no consent or approval of shareholders of the Security Parties (other than those consents and approvals contemplated herein) is required as a condition to the validity or performance of the Transaction Documents or the Ancillary Documents.

(c) The Security Parties have all material permits, authorizations, consents, approvals, and licenses of any Government Authority or other Persons required in the conduct of the Business as currently conducted and as proposed to be conducted.

(d) All authorizations, consents, approvals, registrations, exemptions and licenses with or from Government Authorities which are necessary for the validity hereof, the borrowing hereunder, the execution and delivery of the Transaction Documents and Ancillary Documents to which it is a party and the performance thereby of its obligations hereunder and thereunder, have been effected or obtained and are in full force and effect.

(e) This Agreement and each of the other Transaction Documents and the Ancillary Documents to which either of the Security Parties is a party have been duly authorized by all necessary corporate action of such Security Party, and have been executed and delivered by the such Security Parties, are in full force and effect and constitute the valid and legally binding obligation of such Security Party, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(f) No Default or Event of Default has occurred under any of the Transaction Documents.

(g) Neither the entering into any Transaction Document nor the compliance with any of its respective terms conflicts with, violates or results in a breach of any of the terms, conditions or provisions of, or constitutes a default or event of default (however described) or requires any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which either of the Security Parties is a party or by which it is bound, or violates any judgment, decree, resolution, award or order or any statute, rule or regulation applicable to the Security Parties.

(h) Except as previously disclosed in the Borrower’s public filings with the U.S. Securities and Exchange Commission or as disclosed to the Lender, the Security Parties are not engaged in nor the subject of any material litigation, arbitration, administrative regulatory compliance proceedings, nor investigations, nor are there any litigation, arbitration, administrative regulatory compliance proceedings or investigations pending or, to the knowledge of the Security Parties, threatened before any court or arbitrator or before or by any Government Authority against the Security Parties, nor are the Security Parties aware of any facts likely to give rise to any such proceedings. For purposes of this Agreement, the Security Parties shall be deemed to have knowledge or to be aware of facts or circumstances if such facts or circumstances are known by any of the executive officers or directors of the Company.

(i) The Security Parties (i) are capable of paying their debts as they fall due and are able and have not admitted an inability to pay debts as they fall due (except as previously disclosed in the Borrower’s public filings with the U.S. Securities and Exchange Commission), (ii) are not bankrupt and (iii) have not taken action, and no such action has been taken by a third party, for the winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Security Parties or any or all of their property, assets or revenues.

(j) Upon its issuance, the Note shall be a legal, valid and binding instrument of the Security Parties that are party thereto, enforceable against the Security Parties in accordance with its terms and applicable law and shall enable the holder thereof to enforce such Note at any time in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(k) The obligation of the Security Parties to make any payment under this Agreement (together with all interest accrued thereon and other charges in connection therewith) is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim, cross-claim or defense of any nature whatsoever to any payments.

(l) As of the date hereof, Borrower owns 3,065,000 issued and outstanding shares of capital stock of the Guarantor, which are equal to one hundred percent (100%) of the total issued and outstanding shares of capital stock of the Guarantor.

(m) The Security Parties own or possess adequate rights or licenses to use all trademarks, service marks, and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as disclosed in the Borrower’s public filings with the U.S. Securities and Exchange Commission or in writing to Lender, none of the Security Parties’ Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, prior to the Maturity Date. The Security Parties do not have any knowledge of any material infringement by the Security Parties of Intellectual Property Rights of others. There is no material claim, action or proceeding pending, or to the knowledge of the Security Parties, being threatened, against the Security Parties regarding its Intellectual Property Rights. The Security Parties are unaware of any material facts or circumstances which are likely to give rise to any of the foregoing infringements or claims, actions or proceedings. The Security Parties have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their material Intellectual Property Rights.

Section 3.02 Representations and Warranties of the Lender. The Lender represents and warrants as of the date hereof and as of the date of Funding, as follows:

(a) The Lender has all requisite power and authority to execute and deliver this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby.

(b) All action on the part of the Lender necessary for the authorization of this Agreement, the performance of all obligations of the Lender hereunder and under the other Transaction Documents has been taken. This Agreement and each Transaction Document is a valid and binding obligation of the Lender enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

(c) The Lender represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of consummating the transactions contemplated by this Agreement and the Transaction Documents, including making the Loan to Borrower. The Lender represents that in making the Loan, it is acquiring its Note for its own account in the ordinary course of its business. The Lender represents that it is acquiring its Note for investment only, and not with a view toward or for sale in connection with any distribution thereof or with any present intention of subdividing, participating, distributing, or selling the Note in whole or in part or any interest therein. The Lender hereby acknowledges that the Note has not been registered or qualified under the Securities Act of 1933, as amended, nor under any state or any other applicable securities law, by reason of a specific exemption from the registration or qualification provisions of those laws. The Lender hereby acknowledges and agrees that the Note may not be resold unless such resale is registered under the Securities Act of 1933, as amended, and registered or qualified under applicable state securities laws or an exemption from such registration and qualification is available and the conditions of any such exemption are complied with and that Borrower is not obligated to so register or qualify the Note for resale thereunder. The Lender further represents and warrants that it is an Accredited Investor.

(d) The Lender represents that it owns approximately twenty one percent (21%) of the issued and outstanding common stock of the Borrower.

Section 3.03 Borrower Acknowledgment. The Security Parties acknowledge that they have made the representations and warranties referred to in Section 3.01 with the intention of persuading the Lender to enter into this Agreement and the other Transaction Documents and that the Lender has entered into this Agreement and each other Transaction Document on the basis of, and in full reliance on, each of such representations. The Security Parties represent and warrant to the Lender that none of their respective representations and warranties omits any matter the omission of which makes any of such representations and warranties materially misleading.

Section 3.04 No-Estoppel Provision. The rights and remedies of the Lender in relation to any misrepresentations or breach of warranty on the part of the Security Parties shall not be prejudiced by any investigation by or on behalf of the Lender into the affairs of the Security Parties, by the execution or the performance of this Agreement or by any other act or thing which may be done by or on behalf of the Lender in connection with this Agreement and which might, apart from this Section 3.04, prejudice such rights or remedies.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.01 Conditions Precedent to Funding of the Loan. The obligation of the Lender to fund the Loan shall be subject to the fulfillment, in a manner satisfactory to the Lender in its sole discretion, prior to or concurrently with the making of such Funding of the following conditions:

(a) Corporate Authority.

(i) The Lender shall have received copies, certified as true and complete by an officer of each of the Security Parties, of (1) the resolutions of each Security Party’s board of directors and, (2) the resolutions of the Guarantor’s shareholder, evidencing approval of the Transaction Documents to which each is a party and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf.

(ii) The Lender shall have received copies, certified as true and complete by an officer of each Security Party, of its respective (1) certificate or articles of incorporation and (2) by-laws or similar constituent documents thereof.

(iii) The Lender shall have received a certificate of the jurisdiction of incorporation of each Security Party as to the good standing thereof.

(iv) The Lender shall have received a stock certificate representing all the pledged capital stock of the Guarantor legally and beneficially owned by the Borrower.

(v) The Lender shall have received a certificate of an authorized officer of each of the Security Parties certifying that (1) no Default or Event of Default shall have occurred and be continuing; and (2) the representations and warranties of the Security Parties contained in this Agreement are true and correct as of the date of such certificate (or, if any such representation is made as of a specific date, at and as of such date).

(vi) The Lender shall have received a certificate of an authorized officer of each of the Security Parties certifying that under Applicable Law existing on the date hereof, such Security Parties shall not be compelled by law to withhold or deduct any Taxes from any amounts to become payable to the Lenders.

(vii) The Lender shall have received copies, certified as true and complete by an officer of each of the Security Parties, of all documents evidencing any other necessary action, approvals or consents with respect to the Transaction Documents to which each is a party and the transactions contemplated hereby and thereby.

(b) Transaction Documents.

(i) The Borrowers shall have duly executed and delivered this Agreement to the Lender, and the Guarantor shall have duly executed and delivered the Consent and Agreement attached hereto to the Lender.

(ii) The Borrower shall have duly executed and delivered the Note to the Lender, and the Guarantor shall have duly executed and delivered the Consent and Agreement attached thereto to the Lender.

(iii) The Borrower, shall have duly executed and delivered the Pledge Agreement to the Lender and shall have (1) delivered to the Lender a certificate representing all the pledged capital stock of the Guarantor, together with executed and undated stock powers, (2) otherwise complied with all of the requirements set forth in the Pledge Agreement which are required to have been complied with on or before the date of Closing, and (3) duly authorized, executed and delivered any other related documentation necessary or advisable to perfect the Lien on the Pledged Collateral (as defined in the Pledge Agreement) referred to therein in the jurisdiction of incorporation of the Guarantor, including, but not limited to, such Uniform Commercial Code Financing Statements (Forms UCC-1) as the Lender shall require.

(iv) the Guarantor shall have executed and delivered the Guaranty to the Lender.

(v) the Security Parties shall each have executed and delivered their respective Security Agreement to the Lender and shall have duly authorized, executed and delivered any other related documentation necessary or advisable to perfect the Lien on the Collateral (as defined in the respective Security Agreements) referred to therein in the jurisdiction of incorporation of the respective Security Parties, including, but not limited to, such Uniform Commercial Code Financing Statements (Forms UCC-1) and any and all documents necessary to complete any filings with the United States Patent and Trademark Office, as the Lender shall require.

(vi) the Borrower shall have executed and delivered the Warrant to the Lender.

(vii) the Borrower shall have executed and delivered the Backstop Agreement to the Lender.

(viii) each of Transaction Documents shall be in form and content satisfactory to the Lender and shall have been duly executed and delivered by the parties thereto and shall be in full force and effect and the Security Parties and the other parties thereto shall be in compliance with all the terms and conditions thereunder.

(c) Other Documents/Matters

(i) The Lender shall have received such financial and other information concerning the Security Parties as it may request, including, without limitation, audited consolidated financial statements of the Borrower for the prior two (2) fiscal years.

(ii) The Lender shall have received a list (and if requested, copies of document evidencing the same) of the current outstanding liabilities, Liens and Debts of each of the Security Parties, including, but not limited to, an accounting of all material terms, conditions and restrictions thereof.

(iii) The Lender shall have received a list (and if requested, copies of document evidencing the same) of any material litigation, arbitration, administrative regulatory compliance proceedings, or investigations pending or, to the knowledge of the Security Parties, threatened before any court or arbitrator or before or by any Government Authority against the Security Parties.

(iv) The Lender shall have received a legal opinion addressed to the Lender from Stradling Yocca Carlson & Rauth, counsel to the Security Parties, on matters of the laws of the United States, the State of California and the State of Delaware, in such form as the Lender may agree.

(v) The Lender shall have received evidence, satisfactory to the Lender in its sole discretion, that any and all employment agreements, independent contractor agreements, or other agreements pertaining to the employment or retention of employees or staff of the Borrower, have been amended to permit a change of control and/or changes in the ownership percentage of the Lender.

Section 4.02 Saving Rights. No course of dealing or waiver by the Lender in connection with any condition of Funding under this Agreement shall impair any right, power or remedy of the Lender with respect to any other condition of Funding, or be construed to be a waiver thereof.

ARTICLE V

COVENANTS

Section 5.01 Affirmative Covenants. Unless the Lender shall otherwise agree, the Security Parties shall:

(a) (i) maintain its corporate existence and qualify and remain qualified to conduct business as currently conducted; (ii) maintain all approvals necessary for the Loan and all Transaction Documents; and (iii) operate its business as presently conducted with due diligence, efficiency and in conformity with sound business practices;

(b) (i) keep its properties and business insured with financially sound and reputable insurers against loss or damage in such manner and to the same extent as shall be no less than that generally accepted as customary in regard to property and business of like character; (ii) punctually pay any premium, commission and any other amount necessary for effectuating and maintaining in force each insurance policy required pursuant hereto and (iii) upon the request of the Lender cause the Lender to be a named insured (without recourse for premiums) and a loss payee of the Borrower’s insurances;

(c) comply in all material respects with all applicable laws, rules, regulations and orders of any Government Authority;

(d) take all necessary action to permit the Lender’s representatives to (i) visit (with prior notice to the Security Parties) the premises of the Security Parties, its facilities, plants and equipment during working hours and on working days, (ii) meet with the Security Parties’ directors, officers, and agents, and (iii) have reasonable access to the Security Party’s books and the Security Party’s auditors during working hours and on working days (provided that Lender shall not communicate with Security Parties’ auditors without notice and opportunity for Security Parties to participate in such communication), provided that, so long as no Event of Default has occurred and is continuing, the Lender gives the Security Parties notice two (2) Business Days in advance of such visit;

(e) have or promptly install and maintain records, books, management information systems and financial control procedures which together are adequate to: (i) support the accounting practices and tax elections of the Security Parties; (ii) record and monitor the use of the Loan proceeds in accordance with Section 2.01; and (iii) accurately, adequately and fairly reflect the consolidated financial condition of the Security Parties and the consolidated results of its operations in conformity with U.S. GAAP;

(f) supply the Lender with (i) annual audited consolidated financial statements of the Borrower as soon as they are available and, in any event, within one hundred twenty (120) days after the end of Borrower’s financial year; and (ii) quarterly internally prepared unaudited consolidated financial statements of the Borrower as soon as they are available; each of which shall include, if applicable, management’s discussion and analysis of the results of the accounting period in respect of such report containing, where available, year to year and quarter to quarter comparisons;

(g) pay and discharge all Taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties are attached thereto, unless and only to the extent that (i) such Taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings by the Security Parties, (ii) reserves which are adequate under U.S. GAAP are maintained by the Guarantor with respect thereto, and (iii) any failure to pay and discharge such Taxes, assessments and governmental charges would not have and could not reasonably be expected to have a Material Adverse Effect;

(h) promptly inform the Lender, in writing, of any proposed material change in the nature or scope of the Business or operations of the Security Parties, or any event or condition which has or could reasonably be expected to have a Material Adverse Effect;

(i) comply with the requirements of all applicable laws, rules, regulations, and orders of any Government Authority, a breach of which is reasonably expected to result in a Material Adverse Effect;

(j) obtain, make and keep in full force and effect all licenses, contracts, consents, approvals and authorizations from and registrations with Government Authorities that may be required to conduct its business, the failure to do so would be reasonably expected to have a Material Adverse Effect, to maintain compliance with all applicable laws and regulations, and remit monies payable pursuant to this Agreement;

(k) promptly notify the Lender of the occurrence of (i) any Default or Event of Default; (ii) any event, development or circumstance whereby the Borrower’s consolidated financial statements fail to fairly present, in any material respect, the consolidated financial condition and operating results of Borrower in accordance with U.S. GAAP (or, in the case of Borrower’s quarterly financial statements, in accordance with accounting principles and rules of the U.S. Securities and Exchange Commission applicable to interim financial information) as of the date of such financial statements; (iii) any material litigation or proceedings that are instituted or, to the knowledge of any of the Security Parties, threatened against any of the Security Parties or any of their respective assets; (iv) each and every event which, at the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default under any of the Transaction Documents; and (v) any other development in the business or affairs of the Security Parties if the effect thereof is reasonably expected to have a Material Adverse Effect;

(l) if the Borrower shall, at any time until there is no longer any outstanding payment obligation owed under this Agreement or the Note, offer to sell Equity Securities to any person other than the Lender, then, subject to the exceptions set forth below in this paragraph 5.01(l), the Borrower shall ensure that the Lender will be permitted to participate (the “Participation Right”) on a pro rata basis in any such offering. For the purposes hereof, the Lender shall be able to include all shares of common stock of Borrower which are owned by Lender and warrants (assuming the exercise therof) owned by Lender in any pro rata calculation with respect to this paragraph as of the closing date of any such offering. Borrower shall provide Lender with a written notice of any pending offering by Borrower of any Equity Securities, which notice (an Offering Notice”) shall set forth the price or price range and other material terms of such offering. Lender shall have a period of ten (10) days, following its receipt of such Offering Notice, to provide to Borrower a written notice (a “Participation Notice”) that the Lender will be purchasing its pro rata share of the Equity Securities being offered by the Company. If Lender fails to deliver a Participation Notice to Borrower within that 10-day period, such failure shall constitute an irrevocable election by Lender not to exercise its Participation Right with respect to such offering. The term “Equity Securities” shall mean (i) any shares of any class of capital stock of the Borrower, and (ii) any debt or other security that is convertible into or exercisable or exchangeable for, with or without consideration, any shares of any class of capital stock of the Borrower. Notwithstanding the foregoing, the Participation Right shall not apply to any offering for the sole purpose of issuing Equity Securities: (i) to directors, officers, employees, consultants, advisors or other service providers to the Borrower or any subsidiary thereof, (ii) pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof or the exercise at any time of any Equity Securities that have been or in the future may be, granted or issued to directors, officers, employees, consultants, advisors or other service providers, (iii) in connection with a bona fide acquisition of or by the Borrower, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iv) in connection with any stock split, stock dividend, recapitalization, reclassification or similar event, (v) to banks, financial institutions, leasing companies, or other credit providers solely for the purposes of obtaining credit or lease financing or debt securities or securitizations, (vi) to strategic or commercial partners or persons or entities with which the Borrower has business relationships, and (vii) as contemplated by the Stock Purchase Agreement.

(m) comply with the other Transaction Documents, in addition to this Agreement and use its best efforts to cause every other party to the Transaction Documents (other than the Lender) to comply therewith; and

(n) inform the Lender, promptly after they are made, of any judicial or non-judicial written claims against any of the Security Parties of more than Fifty Thousand Dollars ($50,000) or the equivalent thereof in any other currency for each claim.

Section 5.02 Negative Covenants. Unless the Lender shall otherwise agree, the Security Parties shall not:

(a) enter into any transaction except on an arm’s length basis or otherwise agreed in writing by the Lender;

(b) undertake or permit, without the agreement of the Lender, any (i) merger, consolidation or transfer of shares in the Security Parties resulting in the creation of a wholly-owned subsidiary, or vice versa, (ii) any conversion of any of the Security Parties into another corporate form, or (iii) any sale, transfer, lease or exchange or other action with respect to the disposal of, or disposition of rights to, any assets or business lines of the Security Parties in a single transaction or series of transactions outside of the Borrower’s ordinary course of business, unless such sale, lease, exchange, or disposition or disposals of assets (x) is on an arm’s length, market terms basis to an unrelated third party, (y) does not involve an asset or business line that is or could be reasonably expected to be material to any Security Parties’ financial performance, and (z) wherein the net proceeds of such transaction are applied in full to pay/repay the principal, interest, fees, expenses or any other amounts outstanding under this Agreement or the Note;

(c) liquidate or dissolve or enter into any consolidation, merger, spin-off, consolidation or reorganization, or acquire the assets or stock of any other business or company or enter into any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement or other similar combination, or engage in any transaction with an affiliate, whereby its income or profits are, or are reasonably expected to be shared with any other Person;

(d) (i) change its name as it appears in official filings in the state of its incorporation or organization, (ii) change its chief executive office, principal place of business, or mailing address, (iii) change the type of entity that it is, (iv) change its organization identification number, if any, issued by its state of incorporation or other organization, or (v) change its state of incorporation or organization, in each case, unless the Lender shall have received at least thirty (30) days prior written notice of such change and the Lender shall have consent in writing to such change;

(e) make any material change to the scope or nature of its respective business activities as carried on at the date hereof or undertake any operations not permitted by the Transaction Documents;

(f) use the proceeds of the Loan for any purpose other than those set forth in Section 2.01;

(g) establish a subsidiary or acquire any equity interests in any other entity or enter into any agreement to acquire any stock obligations or securities of or any other interest in or make any capital contribution to any other Person without the prior written consent of the Lender;

(h) (i) enter into any agreement or arrangement to guarantee or, in any way or under any condition, to become obligated for all or any part of any financial or other obligation of another Person; (ii) create, incur or suffer any Lien upon any of its assets, now owned or hereafter acquired, except Permitted Liens; or (iii) assign, sell, transfer or otherwise dispose of, or terminate, waive or amend any of the Transaction Documents to which it is a party, or the rights and obligations thereunder or hereunder, except as permitted by Section 7.06;

(i) make or permit to exist, loans or advances to, or deposits (except commercial bank and money market deposits in the ordinary course of business) with, other Persons or investments in any Person or enterprise, except for deposits which are referenced in the definition of Permitted Liens above;

(j) except as expressly provided herein, make any prepayment or repurchase any Debt (other than the Loan), or make any repayment of such Debt pursuant to any provision of any agreement or note unless the Borrower first prepay the Loan or such prepayment, repurchase or repayment is approved by the Lender;

(k) (i) violate any laws, ordinances, government rules or regulations to which it is subject or (ii) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to ownership of its property or the conduct of its respective business, in either case where such failure would have or could reasonably be expected to have a Material Adverse Effect;

(l) permit any modification to the accounting practices followed by the Security Parties, other than as contemplated herein, except in accordance with applicable generally accepted accounting principles;

(m) grant any Liens (other than Permitted Liens);

(n) incur any Debt other than in the ordinary course of business, except wherein the net proceeds of such transaction are applied in full to pay/repay the principal, interest, fees, expenses or any other amounts outstanding under this Agreement or the Note;

(o) directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of common stock of the Borrower or securities convertible into or exchangeable for common stock of the Borrower, warrants or any rights to purchase or acquire common stock of the Borrower, except wherein the net proceeds of such transaction are applied in full to pay/repay the principal, interest, fees, expenses or any other amounts outstanding under this Agreement or the Note, and except for offers, sales or issuances of any such shares or convertible or exchangeable securities: (i) to directors, officers, employees, consultants, advisors or other service providers to the Borrower or any subsidiary thereof, (ii) pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof or the exercise at any time of any Equity Securities that have been or in the future may be, granted or issued to directors, officers, employees, consultants, advisors or other service providers, and (iii) as contemplated by the Stock Purchase Agreement.

(p) conduct any business other than the Business;

(q) permit any Change of Control;

(r) directly or indirectly: (i) purchase or redeem any shares of its capital stock; (ii) declare or pay any dividends or distributions, whether in cash or otherwise, or set aside any funds for any such purpose; or (iii) increase the annual salary paid to any officers or director of the Security Parties as of the Effective Date, unless any such increase is part of a written employment contract with any such officer or director entered into prior to the Effective Date, a copy of which has been delivered to the Lender; and

(s) cease conducting business with Lenovo Information Products Co., Ltd. and/or Lenovo Group Limited (together, “Lenovo”); (ii) receive more than twenty percent (20%) of the total amount due from Lenovo later than one-hundred twenty (120) days from the date when due to the Borrower; (iii) receive booked revenues equal to less than One Million United States Dollars (US$1,000,000) from Lenovo during the period from the Effective Date to that date which is three (3) months following the Effective Date; or (iv) receive booked revenues equal to less than One Million United States Dollars (US$1,000,000) from Lenovo during the period from that date which is three (3) months following the Effective Date to the Maturity Date.

Section 5.03 Reimbursement of Taxes. The Borrower shall pay all Taxes (including, without limitation, stamp taxes), duties, fees or other charges payable on or in connection with the execution, issue, delivery, registration, notarization or enforcement of this Agreement, and the other Transaction Documents and shall, upon notice from the Lender, reimburse the Lender for any such Taxes, duties, fees or other charges paid by the Lender thereon; provided, however, that in no event shall Borrower be obligated to pay or reimburse Lender for:

(a) Taxes based on or measured by the overall pre-tax or net income of the Lender for Taxes in the nature of franchise taxes or taxes for the privilege of doing business imposed by any jurisdiction or any political subdivision or taxing authority therein unless such Taxes are imposed as a result of the activities of the Security Parties within the relevant taxing jurisdiction; or

(b) Taxes imposed by any jurisdiction or any political subdivision or taxing authority therein on the Lender that would not have been imposed but for the Lender being organized in or conducting business in or maintaining a place of business in the relevant taxing jurisdiction, or engaging in activities or transactions in the relevant taxing jurisdiction that are unrelated to the transactions contemplated by this Loan Agreement, but only to the extent such Taxes are not imposed as a result of the activities of the Security Parties within the relevant taxing jurisdiction or the legal status of the Security Parties under the laws of the taxing jurisdiction.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.01 General Acceleration Provision upon Events of Default. If one or more of the events specified in this Section 6.01 (each an “Event of Default”) shall have happened and be continuing beyond the applicable cure period, the Lender, by notice to the Borrower, may declare the principal of, all accrued interest and fees on, and all interest and fees yet to be accrued from the date of the Event of Default until the Maturity Date, the Loan or any part of any of them (together with any other amounts accrued or payable under this Agreement) to be, and the same shall thereupon become, immediately due and payable (anything in this Agreement to the contrary notwithstanding), without any further notice and without any presentment, demand or protest of any kind, all of which are hereby expressly waived by the Borrower, and take any further action available at law or in equity, including, without limitation, the sale of the Loan and all other rights acquired in connection with the Loan:

(a) The Lender shall have failed to receive payment when due of principal or interest due under the Note within five (5) days of the date due or shall have failed to receive any fees or any other amounts due under the Loan, the Note or any other Transaction Document within five (5) days of the date due.

(b) The Security Parties shall have defaulted or failed to comply with the due observance or performance of any term, covenant or agreement contained in this Agreement or in any Transaction Document, or any other document or agreement between the Lender and any Security Party entered into pursuant to this Agreement or any of the other Transaction Documents, and such default or failure to comply shall continue uncured for ten (10) days after the delivery of written notice of such default or failure from the Lender.

(c) Any representation or warranty of the Security Parties made in this Agreement or any other Transaction Document shall be found to have been incorrect, false or misleading in any material respect as of the date it was made or as of date of Closing, as if made again on such date, and shall continue to be incorrect, false or misleading.

(d) Any Government Authority shall have condemned, nationalized, seized, confiscated or otherwise expropriated all or any substantial part of the property or other assets or share capital of any Security Party, or shall have assumed custody or control of such-property or other assets or of the business or operations or share capital, or shall have taken any action for the dissolution, winding up or liquidation of any Security Party or any action that would prevent any Security Party from meeting its obligations to the Lender under the Transaction Documents.

(e) (i) Any Security Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) any Security Party shall declare a moratorium on the payment of its debts; (iii) the commencement by any Security Party of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any applicable law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) or of any substantial part of its property; (iv) the commencement against any Security Party or any substantial part of their real property or any other assets of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable law (as now or hereafter in effect) seeking their liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, for a period of thirty (30) days; or (v) any other event shall have occurred which under any applicable law would have an effect analogous to any of those events listed above in this subsection.

(f) Any Security Party shall have failed to make any payment when due (whether at stated maturity, by acceleration or otherwise) or otherwise to perform its obligations under any Debt (other than the Loan) or under any agreement pursuant to which there is outstanding any Debt of any Security Party and such failure shall have continued for more than the applicable grace period (if any), and such Debt shall be in an aggregate amount of at least Fifty Thousand Dollars ($50,000) or its equivalent.

(g) One or more judgments against any Security Party or attachments against its respective property, which in the aggregate exceed Fifty Thousand Dollars ($50,000) or its equivalent in local operating currency, or which could reasonably expected to interfere materially and adversely with the conduct of the business of any Security Party remain(s) unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days from the date of entry of such judgment or attachment.

(h) This Agreement or any other Transaction Document (or any component thereof relating to payment obligations, enforcement rights or other material rights or other material obligations) is or shall have become invalid, illegal or unenforceable under applicable law, and continues to be invalid, illegal or unenforceable for a period of thirty (30) days.

(i) Any license, permit or approval held by any Security Party shall have been suspended, canceled or revoked, except to the extent such suspension, cancellation or revocation does not have and is not reasonably expected to have a Material Adverse Effect.

(j) Any authorization necessary for the execution, delivery or performance by the Security Parties of any payment or other material obligations under this Agreement or any other Transaction Document or for the validity or enforceability of any of the Security Parties’ obligations under this Agreement or under any other Transaction Document is not effectuated or given or is withdrawn or ceases to remain in full force or effect.

(k) The validity of this Agreement or any other Transaction Document shall be contested by any legislative, executive or judicial body of any jurisdiction, or any treaty, law, regulation, decree, or ordinance of any jurisdiction shall render any provision of this Agreement or any other Transaction Document invalid or unenforceable (including, but not limited to, any nationalization, expropriation or moratorium on debt payment) or shall prevent or materially delay the performance or observance by any Security Party of its obligations hereunder or thereunder (as applicable).

Section 6.02 Recovery of Amounts Due. If any amount payable hereunder is not paid as and when due, the Security Parties hereby authorize the Lender to proceed, to the fullest extent permitted by applicable law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys, assets of the Security Parties, or any collateral granted by the Security Parties under any Transaction Document, to the full extent of all amounts payable to the Lender.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Notices. Any notice, request or other communication to be given or made under this Agreement to the Parties shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the Party to which it is required or permitted to be given or made at such Party’s address specified below or at such other address as such Party shall have designated by notice to the Party given or making such notice, request or other communication, it being understood that if any notice, request or other communication is given or delivered by one party to another hereunder in accordance with this Section 8.6, the failure to deliver a copy thereof to any other person to whom copies are to be sent shall not affect the validity of any such notice, request or other communication or constitute a breach of this Agreement.

For the Security Parties:

Comarco, Inc.
25541 Commercentre Drive Lake Forest, CA 92630
Facsimile: (949) 599-1430
Attention: Tom Lanni, President and CEO

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600 Newport Beach, CA 92651
Facsimile: (949) 823-5150
Attention: Ben A. Frydman

For the Lender:

Broadwood Partners, L.P.
c/o Broadwood Capital, Inc.
724 Fifth Avenue, 9th Floor
New York, NY 10019
Facsimile: (212) 508-5756
Attention: Neal C. Bradsher

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP
33 Wood Avenue South, 6th Floor
Iselin, NJ 08830
Facsimile: (732) 395-4401
Attention: Joseph M. Lucosky, Esq. / Seth A. Brookman, Esq.

Section 7.02 Conflict; Arms-Length Transaction. The Parties expressly acknowledge that, as of the date hereof, (i) the Lender owns approximately twenty-one percent (21%) of the issued and outstanding common stock of the Borrower and the Borrower owns one hundred percent (100%) of the issued and outstanding common stock of the Guarantor; (ii) pursuant to the corporate organizational documents of the Borrower, no shareholder vote is required in order to duly enter into this Agreement or consummate the transactions contemplated by this Agreement or the Transaction Documents; (iii) the Lender has not directed, controlled or otherwise instructed the Borrower to enter into this Agreement or consummate the transactions contemplated by this Agreement or the Transaction Documents; (iv) Richard T. LeBuhn, Senior Vice President of the Lender (“LeBuhn”), is currently a member of the board of directors of the Borrower; (v) LeBuhn has not participated in any discussions, negotiations or communications on behalf of the Borrower; (vi) LeBuhn has abstained from any vote of the board of directors of the Borrower concerning this Agreement or the consummation of the transactions contemplated by this Agreement or the Transaction Documents; and (vii) LeBuhn’s interests may be adverse to the interests of the Borrower and LeBuhn has participated in discussions, negotiations and communications on behalf of the Lender and such discussions, negotiations and communications have been conducted with the express purpose of benefiting the Lender at the potential cost to the Borrower. The Parties hereby expressly waive any and all conflicts of interest which may be present given the aforementioned acknowledged facts and circumstances. Each Party hereby agrees that this Agreement and the transactions contemplated by this Agreement and the Transaction Documents have been undertaken on an arms-length basis.

Section 7.03 English Language. Unless the Parties otherwise agree, all documents to be furnished or communications to be given or made under this Agreement shall be in English. Should this Agreement be translated into any language other than English, the English language version of this Agreement shall prevail.

Section 7.04 Reimbursement of Legal and Other Expenses; Enforcement. If any amount owing to the Lender under this Agreement or any other Transaction Document shall be collected through enforcement of this Agreement, any refinancing or restructuring of the Loan in the nature of a work-out, settlement, negotiation, or any process of law, or shall be placed in the hands of third Persons for collection, the Borrower shall pay (in addition to all monies then due in respect of the Loan or otherwise payable under this Agreement or any other Transaction Document) attorneys’ and other fees and expenses incurred in respect of such collection.

Section 7.05 Applicable Law and Consent to Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

(b) This Agreement and the other Transaction Documents to which the Security Parties are a party, and any rights of the Lender arising out of or relating to this Agreement or any other Transaction Documents to which the Security Parties is a party, may, at the option of the Lender, be enforced by the Lender in the courts of the United States of America located in the Southern District of the State of New York or in any other courts having jurisdiction. For the benefit of the Lender, the Security Parties hereby irrevocably agree that any legal action, suit or proceeding arising out of or relating to this Agreement or any other Transaction Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York. By the execution and delivery of this Agreement, the Security Parties hereby irrevocably consent and submit to the jurisdiction of any such court in any such action, suit or proceeding. Final judgment against any Security Party in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing contained herein or in any other Transaction Document shall affect the right of the Lender to commence legal proceedings or otherwise sue the Security Parties in any court having jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the Security Parties in any manner authorized by the laws of any such jurisdiction.

(c) The Security Parties irrevocably waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or any other Transaction Document, brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, and any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Further, the Security Parties irrevocably waive, to the fullest extent permitted by applicable law, any right it may now or hereafter have to the removal to a United States Federal Court of any action brought hereunder in a state court of the State of New York.

(d) EACH SECURITY PARTY HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(e) To the extent that the Security Parties may, in any suit, action or proceeding brought in a court arising out of or in connection with this Agreement or any other Transaction Document to which it is a party, be entitled to the benefit of any provision of law requiring the Lender in such suit, action or proceeding to post security for the costs of the Security Parties or to post a bond or to take similar action, the Security Parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted.

(f) To the extent that any Security Party may be entitled in any jurisdiction to claim for itself or its assets immunity in respect of its obligations under this Agreement or any other Transaction Document from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), or to the extent it might have the right to have a jury trial, each Security Party hereby irrevocably waives and agrees not to, as applicable, claim or exercise, such immunity and right to jury trial to the fullest extent permitted by the laws of such jurisdiction.

Section 7.06 Successor and Assigns; Lender Representation. The Transaction Documents shall bind and inure to the respective successors and assigns of the Parties, except that the Security Parties may not assign, grant, pledge, sell or otherwise transfer all or any part of its rights or obligations under the Transaction Documents without the prior written consent of the Lender.

Section 7.07 Entire Agreement. This Agreement and the other Transaction Documents contain the entire understanding of the Parties with respect to the matters covered hereby and supersede any and all other prior or contemporaneous written and oral communications, negotiations, commitments and writings with respect thereto. The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by the authorized officer of each Party; provided that any provision hereof that is solely for the Lender’s benefit may be waived by written instrument signed by an authorized officer of the Lender.

Section 7.08 Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Parties.

Section 7.09 Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 7.11 Survival.

(a) This Agreement and all covenants, agreements, representations and warranties made hereunder, in the other Transaction Documents, and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall be considered to have been relied upon by the other Parties and shall survive the execution and delivery of this Agreement and the making of the Loan hereunder regardless of any investigation made by any such other Party or on its behalf, and shall continue in force until all amounts payable by Security Parties under the Transaction Documents shall have been fully paid in accordance with the provisions hereof and thereof, and the Lender shall not be deemed to have waived, by reason of making the Loan, or any investigation on its part or on its behalf of the Security Parties, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge of any such Default or may have had notice or knowledge that such representation or warranty was false or misleading at the time the Funding was made hereunder.

(b) The obligations of the Borrower under Section 2.09 and Section 2.10, and this ARTICLE VII hereof shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, or the termination of this Agreement or any provision hereof.

Section 7.12 Exchange Rate. If at any time it is necessary to convert any amounts expressed in Dollars into local operating currency, or vice-versa, pursuant to this Agreement, the exchange rate to be used shall be the exchange rate quoted by The Wall Street Journal one (1) Business Day prior to the date conversion is required.

Section 7.13 Waiver. Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, contract, indenture, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, contract, indenture, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lender upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Lender in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lender in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Section 7.14 Indemnity.

(a) The Security Parties shall, at all times, indemnify and hold harmless (the “Indemnity”) the Lender and each of the Lender’s directors, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the cost of defending against such claims), damages, liabilities, penalties, or other expenses (other than Taxes, the indemnification for which is provided elsewhere in this Agreement) arising out of or due to this Agreement, the other Transaction Documents, the extension of credit hereunder or the Loan, the use or intended use of the Loan or any investment or proposed investment of the proceeds of the Loan by Secured Parties, which an Indemnified Person may incur or to which an Indemnified Person may become subject (each, a “Loss”). The Indemnity shall not apply to the extent that a court or arbitral tribunal with jurisdiction over the subject matter of the Loss, and over the Lender and such other Indemnified Person had an adequate opportunity to defend its interests, determines that such Loss resulted from the gross negligence or willful misconduct of the Indemnified Person, which determination results in a final, non-appealable judgment or decision of a court or tribunal of competent jurisdiction. The Indemnity is independent of and in addition to any other agreement of any party hereunder or under any Transaction Document to pay any amount to the Lender and any exclusion of any obligation to pay any amount under this paragraph shall not affect the requirement to pay such amount under any other section hereof or under any of the other Transaction Documents or any other agreement entered into pursuant thereto.

(b) Each Security Party agrees not to assert on any theory of liability any claim against any Indemnified Person for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Transaction Documents or to any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loan.

(c) Without prejudice to the survival of any other agreement of any of the Parties hereunder, the agreements and the obligations of the Parties contained in this Section 7.14 shall survive the termination of each other provision hereof and the payment of all amounts payable to the Lender hereunder.

Section 7.15 Fees and Expenses. The Lender shall have received, on or before the Effective Date, all fees and reimbursement for all expenses required to be paid by the Borrower, including, but not limited to, all fees and expenses of Lender’s legal counsel.

Section 7.16 No Usury. This Agreement, the Note and all other Transaction Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lender for the Loan exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lender shall ever receive interest, or anything which might be deemed interest under applicable law, which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lender for the Loan shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of such Debt until payment in full so that the actual rate of interest on account of such Debt is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of this Agreement and the Notes.

Section 7.17 Further Assurances. From time to time, the Security Parties shall perform any and all acts and execute and deliver to the Lender such additional documents as may be necessary or as requested by the Lender to carry out the purposes of this Agreement or any other Transaction Documents or to preserve and protect the Lender’s rights as contemplated herein or therein.

Section 7.18 Judgment Currency. The obligations of the Security Parties under this Agreement to the Lender to make payment in Dollars shall not be discharged or satisfied by any currency or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency, the Lender may in accordance with normal banking procedures purchase Dollars in the amount due to the Lender with the judgment currency and transfer Dollars to New York, New York with the amount of the judgment currency so adjudged to be due; and each Security Party hereby, as a separate obligation and notwithstanding any such judgment, agrees, to the fullest extent that it may effectively do so to indemnify the Lender against, and to pay the Lender on demand, in Dollars, the amount (if any) by which the sum originally due to the Lender in Dollars hereunder exceeds the amount of the Dollars so purchased and transferred. If the amount of Dollars so purchased exceeds the sum originally due to the Lender, the Lender shall remit such excess to the Borrower.

[ signature pages follow ]

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

COMARCO, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:	President & CEO

BROADWOOD PARTNERS, L.P.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President, Broadwood Capital, Inc.
(General Partner of Broadwood Partners, L.P.)

[ signature page 1 to Loan Agreement ]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing Loan Agreement as a guarantor, hereby consents and agrees to said Loan Agreement and to the payment of the amounts contemplated therein, to the documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Loan Agreement to the same extent as if the undersigned were a party to said Loan Agreement.

COMARCO WIRELESS TECHNOLOGIES, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:	President & CEO

[ signature page 2 to Loan Agreement ]

EXHIBIT B

GUARANTEE

ISSUED BY

COMARCO WIRELESS TECHNOLOGIES, INC.

as Grantor

IN FAVOR OF

BROADWOOD PARTNERS, L.P.

as Grantee

July 27, 2012

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of July 27, 2012, is made by COMARCO WIRELESS TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Delaware (the “Guarantor”), in favor of BROADWOOD PARTNERS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Six Month Term Loan Agreement, dated July 27, 2012 (the “Loan Agreement”), made by and among (i) the Lender, as lender, (ii) Comarco, Inc., a corporation incorporated under the laws of the State of California, as borrower (the “Borrower”), as borrower, and (iii) the Guarantor, as guarantor, the Lender has agreed to provide to the Borrower a senior secured term loan in the principal amount of Two Million United States Dollars (US$2,000,000) (the “Loan”); and

WHEREAS, it is a condition precedent to the Lender making the Loan available to the Borrower under the Loan Agreement that the Guarantor enter into this Guaranty and otherwise agree to be bound by the terms of this Guaranty.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below:

SECTION 1. Defined Terms. Except as otherwise defined herein, terms defined in the Loan Agreement shall have the same meaning when used herein.

SECTION 2. Guaranty.

2.1 Guaranty of Payment and Performance. The Guarantor, as primary obligor and not merely as surety, hereby irrevocably, unconditionally and absolutely guarantees for the benefit of the Lender, on first demand (a) the full and prompt payment, when due, whether by acceleration or otherwise, of all amounts owing by the Borrower to the Lender under the Transaction Documents, together with any costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection therewith by the Lender and the performance by the Borrower of its obligations and, in case of extension of time of payment or renewal in whole or in part of the said obligations of the Borrower, the prompt payment when due of all said amounts according to such extension or extensions or renewal or renewals, whether by acceleration or otherwise and (b) the punctual and full performance and compliance by the Borrower of each and every duty, covenant, agreement and obligation thereof under the Transaction Documents (all obligations referred to in clauses (a) and (b) above are herein referred to as the “Obligations”).

2.2 Nature of Guaranty. This Guaranty is a guaranty of payment, performance and compliance and not of collection and the Guarantor expressly agrees that it shall not be necessary or required that the Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Person before or as a condition to the obligations of the Guarantor hereunder. This Guaranty is a primary obligation of the Guarantor and shall be an absolute, unconditional, present, and continuing obligation and shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction, or defense based on any claim the Guarantor or any other Person may have against the Borrower, the Lender or any other Person. This Guaranty shall only be discharged by the complete and indefeasible satisfaction of all of the Obligations and shall not be released, discharged or affected by any circumstance whatsoever, including without limitation:

(a) the unenforceability, invalidity, irregularity or lack of genuineness of any of the Transaction Documents or any of the obligations under the Transaction Documents;

(b) any amendment, modification, termination, or removal of, or addition or supplement to, the Transaction Documents, or any change in time, manner, or place of payment or performance of any Obligation;

(c) any assignment, mortgage, release, exchange, addition, or transfer of any Pledged Interest;

(d) any failure, refusal, omission or delay on the part of the Borrower, the Lender or any other Person to conform or comply with any term of the Transaction Documents or any other agreement;

(e) any waiver, consent, extension, indulgence, surrender, settlement, subordination, release, compromise, or other agreement, or the exercise or non-exercise of any right or remedy thereunder, with or without consideration;

(f) the occurrence and/or continuance of any bankruptcy, insolvency, reorganization, liquidation, arrangement, adjustment of debt, relief of debtors, dissolution, or similar proceeding with respect to the Borrower, the Lender, or any other Person, including without limitation any modification of the Borrower’s obligations under any Transaction Document in connection with any such proceeding;

(g) any defect in the title, condition, compliance with specifications, design, operation, or fitness for use of, or any damage to or loss of, or governmental prohibition or restriction, condemnation, requisition, or seizure of, any collateral, including, but not limited to, the Pledged Interests, for any reason;

(h) any merger, consolidation, restructuring, termination of existence, sale of assets, or change in the ownership of any membership interests, shares of capital stock or other equity interest of the Borrower or the Guarantor;

(i) any present or future law, regulation, or order in any jurisdiction (whether of right or in fact) or any agency thereof affecting any term of any Obligation or any rights of the Lender with respect thereto, including, without limitation, any law, regulation or order purporting to vary the terms of payment or to restrict the right or power of the Borrower or of the Guarantor or either of them to make payment of any of their respective Obligations to the Lender; or

(j) any other circumstances whatsoever which might otherwise constitute a defense available to, or a discharge of, either the Borrower or the Guarantor.

SECTION 3. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender (which representations and warranties shall survive the execution and delivery of this Guaranty), that the representations set forth in ARTICLE III of the Loan Agreement (updated mutatis mutandis) insofar as they relate to it (and, to the knowledge of the Guarantor, insofar as they relate to other parties) are true and correct and hereby incorporate, repeat and represent, on its own behalf, without limitation, such representations as though they were set forth herein at length.

SECTION 4. Covenants.

4.1 Affirmative Covenants. The Guarantor hereby covenants and undertakes for the benefit of the Lender, that from the date hereof and so long as any Obligation remains unsatisfied, it shall:

(a) duly perform and observe the terms of this Guaranty;

(b) immediately upon obtaining knowledge thereof, inform the Lender of the occurrence of (i) any Event of Default or of any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, (ii) any litigation or governmental proceeding pending or threatened against it which could reasonably be expected to have a material adverse effect on its or the Borrower’s respective businesses, assets, operations, property or financial condition and (iii) any event or condition which is reasonably likely to have a material adverse effect on its ability to perform its obligations under this Guaranty;

(c) obtain every consent and do all other acts and things which may from time to time be necessary or advisable for the continued due performance of all its obligations under this Guaranty; and

(d) perform each and every covenant and undertaking in the Loan Agreement applicable to it or procure the performance thereof as though such covenants and undertakings were set forth at length herein.

4.2 Negative Covenants. The Guarantor hereby covenants and undertakes with the Lender that, from the date hereof and so long as any principal, interest or other monies are owing by the Borrower under or in connection with any Transaction Document, it shall not, without the prior written consent of the Lender other than as expressly permitted by the terms of the Transaction Documents:

(a) consolidate with, or merge into, any corporation, or merge any corporation into it; or

(b) sell, or otherwise dispose of, or grant any security interest in, lien on or encumbrance over any of its assets except in the ordinary course of business.

SECTION 5. Payments.

5.1 Payment. (a) All payments by the Guarantor under this Guaranty shall be made in the same manner as the Borrower is required to make payments under the Loan Agreement as specifically set forth therein.

(a) On any amount or amounts for which the Guarantor is liable hereunder, interest shall be due at the Default Rate and/or the Maturity Default Rate specified in ARTICLE II in the Loan Agreement from the due date thereof under the Loan Agreement until the date of payment of such amount by the Guarantor or the Borrower.

5.2 Currency of Account. (a) If for the purpose of obtaining or enforcing a judgment in any court in any country, it becomes necessary to convert into any other currency (the “Judgment Currency”) an amount due in Dollars under this Guaranty then the conversion shall be made, in the discretion of the Lender, at the rate of exchange prevailing either on the date of default or on the day before the day on which the judgment is given or the order for enforcement is made, as the case may be (the “Conversion Date”) provided that the Lender shall not be entitled to recover under this clause any amount in the Judgment Currency which exceeds at the Conversion Date the amount in Dollars due under this Guaranty.

(a) If there is a change in the rate of exchange prevailing between the Conversion Date and the date of actual payment of the amount due, the Guarantor shall pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of payment will produce the amount then due under this Guaranty in Dollars; any excess over the amount due received or collected by the Lender shall be remitted to the Guarantor.

(b) Any amount due from the Guarantor under this Section 5.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Guaranty or any of the other Transaction Documents; provided, however, that nothing herein shall be construed so as to permit the Lender to recover amounts from the Guarantor previously paid by any other party other than as provided herein.

(c) The term “rate of exchange” in this Section 5.2 means the rate at which the Lender in accordance with its normal practices is able on the relevant date to purchase Dollars with the Judgment Currency and includes any costs of exchange (including any premium) payable in connection with such purchase.

5.3 Taxes; Withholdings. Should the Guarantor be compelled by law, regulation, decree, order or stipulation to make any deduction or withholding on account of any present or future taxes (including, without limitation, property, sales, use, consumption, franchise, capital, occupational, license, value added, excise, stamp, levies and imposts taxes and customs and other duties), assessments, fees (including, without limitation, documentation, license, filing and registration fees) and charges, of any kind or nature whatsoever, together with any penalties, fines, additions to tax or interest thereon, however imposed, withheld, levied, or assessed by any country or governmental subdivision thereof or therein, any international authority or any other taxing authority (“Taxes”) from any payment due under this Guaranty for the account of the Lender, the amount due from the Guarantor in respect of such payment shall be increased by such additional amounts necessary to ensure that, after the making of such deduction or withholding with respect to Taxes, the Lender receives a net amount equal to the amount which it would have received had no such deduction or withholding with respect to Taxes been made and the Guarantor shall indemnify the Lender against any losses or costs incurred by it by reason of any failure of the Guarantor to make any such deduction or withholding or by reason of any such additional payment not being made to the Lender on the due date for such payment. The Guarantor shall deliver to the Lender evidence satisfactory to the Lender including all relevant tax receipts that such Tax has been duly remitted to the appropriate authority. Notwithstanding the preceding sentence, the Guarantor shall not be required to pay additional amounts or otherwise indemnify the Lender for or on account of:

(a) Taxes based on or measured by the overall net income of the Lender for Taxes in the nature of franchise taxes or taxes for the privilege of doing business imposed by any jurisdiction or any political subdivision or taxing authority therein unless such Taxes are imposed as a result of the activities of the Borrower or the Guarantor within the relevant taxing jurisdiction; or

(b) Taxes imposed by any jurisdiction or any political subdivision or taxing authority therein on the Lender that would not have been imposed but for the Lender being organized in or conducting business in or maintaining a place of business in the relevant taxing jurisdiction, or engaging in activities or transactions in the relevant taxing jurisdiction that are unrelated to the transactions contemplated by the Loan Agreement, but only to the extent such Taxes are not imposed as a result of the activities of the Borrower or the Guarantor within the relevant taxing jurisdiction or the legal status of the Borrower or the Guarantor under the laws of the taxing jurisdiction.

SECTION 6. Preservation of Rights.

6.1 The Guarantor hereby consents: (a) that from time to time, without notice to or further consent of the Guarantor, the time for the performance and/or observance by the Borrower or of the Guarantor of any of the agreements, covenants or conditions in the Transaction Documents, or any of them, on the part of the Borrower or the Guarantor, or any of them, to be performed and/or observed may be waived or the time of performance thereof extended by the Lender and payment of any amounts owing or payable under any such document may be extended or any such document may be renewed in whole or in part or modified in any respect or any collateral or arrangement provided for by any such document as security for any obligation contemplated by any such document may be exchanged, surrendered, released or otherwise dealt with as the Lender may determine; (b) that the time for the making of any payment of any obligation hereby guaranteed may be accelerated in accordance with any agreement between the Lender and the Borrower or the Guarantor, and that any of the acts mentioned in any of said documents may be done; and (c) that any other guarantor of any of the obligations hereby guaranteed and/or any document or security therefor may be released in whole or in part without affecting the obligations of the Guarantor hereunder.

6.2 The Guarantor hereby waives, to the extent permitted by applicable law:

(a) any notice required by law or otherwise to preserve any rights hereunder or under any other Transaction Document against the Guarantor or against the Borrower, including without limitation: (i) acceptance, presentment, demand, protest, or proof of nonperformance of any Obligation, (ii) notice of the sale of any collateral, including, but not limited to, the Pledged Collateral or the transfer by the Borrower of any interest in any collateral, including, but not limited to, the Pledged Collateral or any Transaction Document, (iii) notice of the acceptance of this Guaranty and of any change in the Borrower’s respective financial condition, (iv) notices of the creation, renewal, extension, or accrual of any Obligation or any of the matters referred to herein, or any notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty (the Obligations, and any of them, shall conclusively be deemed to have been created, contracted, incurred or renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between the Borrower or the Guarantor and the Lender shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty), and (v) but excluding notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Lender against the Guarantor;

(b) the prior exercise of any remedy contained in any Transaction Document or otherwise available to the Lender;

(c) any requirement of diligence on the part of any Person including without limitation diligence in making any claim or commencing suit hereon or on any other Transaction Document, and any requirement to mitigate damages or exhaust remedies under any Transaction Document;

(d) the right to interpose all substantive and procedural defense of the law of guaranty, indemnification, suretyship, or other applicable law except the defense of prior payment or prior performance by the Borrower or the Guarantor of the Obligations;

(e) all rights and remedies accorded by applicable laws to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect;

(f) any right or claim of right to cause a marshaling of the Borrower’s respective assets or to cause the Lender to proceed against the Borrower or any collateral held by any Lender at any time or in any particular order;

(g) rights to the enforcement, assertion, or exercise by the Lender of any right, power, privilege, or remedy conferred herein or any other Transaction Document or otherwise;

(h) notices of the sale, transfer or other disposition of any right, title to, or interest in any Transaction Document; and

(i) any other right whatsoever which might otherwise constitute a discharge, release, or defense of the Guarantor hereunder or of the Borrower or the Guarantor under any Transaction Document or which might otherwise limit recourse against the Borrower or the Guarantor.

No failure to exercise and no delay in exercising, on the part of the Lender, any right, power, or privilege, shall operate as a waiver thereof, nor shall any single or partial exercise of any right,

power, or privilege, preclude any other or further exercise thereof, or the exercise of any other power or right. The obligations of the Guarantor hereunder shall not be affected by receipt by the Lender of any proceeds of any security at any time held by the Lender. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

6.3 The Guarantor agrees that so long as the Borrower has any actual or contingent liability under the Transaction Documents any rights which the Guarantor may at any time have by reason of the performance by the Guarantor of its obligations hereunder (a) to be indemnified by the Borrower and/or (b) to claim any contribution from any other guarantor of the Borrower’s obligations under the Transaction Documents and/or (c) to take the benefit (in whole or in part) of any security taken pursuant to this Guaranty or any other Transaction Document by all or any of the persons to whom the benefit of the Guarantors’ obligations are given, shall be exercised by the Guarantor in such manner and upon such terms as the Lender may require and further agrees to hold any monies at any time received by it as a result of the exercise of any such rights or otherwise for and on behalf of and to the order of the Lender, for application in or towards payment of any amounts at any time owed by the Borrower under the Transaction Documents.

6.4 The Guarantor agrees that its liabilities hereunder shall be unconditional irrespective of any other circumstance which might otherwise constitute a discharge at law or in equity of a guarantor or surety. The Guarantor guarantees that all payments made by the Borrower, the Guarantor, or any of them, to the Lender on any Obligation will, when made, be final and agrees that, if any such payment is recovered from, or repaid by, the Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, or the Guarantor, or any of them, this Guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

6.5 The Lender may enforce the obligations of the Guarantor hereunder without in any way first pursuing or exhausting any other rights or remedies which the Lender may have against the Borrower, or against any other Person or against any security the Lender may hold.

6.6 The Guarantor hereby irrevocably waives all rights of subrogation (whether contractual, under Section 509 of Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor thereto (herein called the “Bankruptcy Code”), under common law, or otherwise) to the claims of the Lender against the Borrower and all contractual, statutory or common law rights of contribution, reimbursement, indemnification and similar rights and “claims” (as such term is defined in the Bankruptcy Code) against the Borrower which arise in connection with, or as a result of, this Guaranty, until such time as the obligations of the Borrower under or in connection with the Transaction Documents have been indefeasibly paid in full.

6.7 The Guarantor shall not assign, transfer, hypothecate or dispose of any claim that it has or may have against the Borrower while any indebtedness of the Borrower to the Lender remains unpaid, without the written consent of the Lender.

6.8 Notice of acceptance by the Lender of this Guaranty and of the incurring of any or all of the obligations hereby guaranteed is hereby waived by the Guarantor, and this Guaranty and all of the terms and provisions hereof shall immediately be binding upon the Guarantor from the date of execution hereof.

SECTION 7. Fraudulent Conveyances; Fraudulent Transfers. (a) The Guarantor, and by its acceptance of this Guaranty, the Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of the Guarantor hereunder do not constitute a fraudulent transfer or conveyance for purposes of any Proceeding, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of the Guarantor hereunder. To effectuate the foregoing intention, the Lender and the Guarantor hereby irrevocably agree that the Obligations of the Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(a) The Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Lender under this Guaranty or any other guaranty, the Guarantor shall contribute, to the maximum extent permitted by law, such amounts to each other guarantor so as to maximize the aggregate amount paid to the Lender under or in respect of the Transaction Documents.

SECTION 8. Miscellaneous.

8.1 Further Assurances. The Guarantor agrees that if this Guaranty shall, in the reasonable opinion of the Lender, at any time be deemed by the Lender, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, it shall execute or cause to be executed such other documents or deliver or cause to be delivered such further assurances as in the opinion of the Lender may be required in order to more effectively accomplish the purposes of this Guaranty including, without limitation, an alternative guaranty or such other alternative agreement as the Lender shall require.

8.2 Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Lender shall be cumulative and shall be in addition to every other right, power and remedy of the Lender now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Lender, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No failure, delay or omission by the Lender in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Guarantor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Lender of any security or of any payment of or on account of any of the amounts due from the Guarantor to the Lender and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right with respect to any future breach or default or of any past breach or default not completely cured thereby.

8.3 Successors and Assigns. This Guaranty and all obligations of the Guarantor hereunder shall be binding upon the successors and assigns of the Guarantor and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its respective successors and assigns.

8.4 Waiver; Amendment. None of the terms and conditions of this Guaranty may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Guarantor and the Lender.

8.5 Invalidity. If any provision of this Guaranty shall at any time, for any reason, be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Guaranty, or the validity of this Guaranty as a whole and, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible. The invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

8.6 Notices. Any notice, request or other communication to be given or made under this Guaranty to the Parties shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the Party to which it is required or permitted to be given or made at such Party’s address specified below or at such other address as such Party shall have designated by notice to the Party given or making such notice, request or other communication, it being understood that the failure to deliver a copy of any notice, request or other communication to a Party to whom copies are to be sent shall not affect the validity of any such notice, request or other communication or constitute a breach of this Guaranty.

For the Guarantor:

Comarco Wireless Technologies, Inc.
25541 Commercentre Drive
Lake Forest, CA 92630
Facsimile: (949) 599-1430 Attention: Tom Lanni, President and CEO

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Roth
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92651
Facsimile: (949) 823-5150
Attention: Ben A. Frydman

For the Lender:

Broadwood Partners, L.P.
c/o Broadwood Capital, Inc.
724 Fifth Avenue, 9th Floor
New York, NY 10019
Facsimile: (212) 508-5756
Attention: Neal C. Bradsher

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP
33 Wood Avenue South, 6th Floor
Iselin, NJ 08830
Facsimile: (732) 395-4401
Attention: Joseph M. Lucosky, Esq. / Seth A. Brookman, Esq.

8.7 Electronic Delivery. Delivery of an executed copy of this Guaranty by facsimile or electronic transmission shall be deemed as effective as delivery of an originally executed copy. In the event that the Guarantor delivers an executed copy of this Guaranty by facsimile or electronic transmission, the Guarantor shall also deliver an originally executed copy as soon as practicable, but the failure of the Guarantor to deliver an originally executed copy of this Guaranty shall not affect the validity or effectiveness of this Guaranty.

8.8 References. References herein to Sections, Exhibits and Schedules are to be construed as references to sections of, exhibits to, and schedules to, this Guaranty, unless the context otherwise requires.

8.9 Headings. In this Guaranty, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Guaranty.

8.10 Termination. If the Borrower shall pay and discharge all of its obligations under or in connection with the other Transaction Documents or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned all revert to the Guarantor and this Guaranty shall terminate.

SECTION 9. Applicable Law, Jurisdiction and Waivers.

9.1 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

9.2 Submission to Jurisdiction. The Guarantor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for

the Southern District of New York in any action or proceeding brought against it by the Lender under this Guaranty or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Guarantor by mailing or delivering the same by hand to the Guarantor at the address indicated for notices in this Guaranty. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Guarantor as such, and shall be legal and binding upon the Guarantor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Guarantor to the Lender) against the Guarantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Guarantor shall advise the Lender promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Lender may bring any legal action or proceeding in any other appropriate jurisdiction.

9.3 WAIVER OF IMMUNITY. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT OR ANY LEGAL PROCESS (WHETHER THROUGH ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OF A JUDGMENT, OR FROM ANY OTHER LEGAL PROCESS OR REMEDY) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

9.4 WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY.

[ signature page follows ]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered on the day and year first above written.

COMARCO WIRELESS TECHNOLOGIES, INC.

By: /s/ Thomas W. Lanni Name: Thomas W. Lanni
Title:	President & CEO

ACCEPTED AND AGREED:

BROADWOOD PARTNERS, L.P.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President, Broadwood Capital, Inc.
(General Partner of Broadwood Partners, L.P.)

EXHIBIT C

PLEDGE AGREEMENT

BETWEEN

COMARCO, INC.

as Pledgor

AND

BROADWOOD PARTNERS, L.P.

as Pledgee

July 27, 2012

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Pledge Agreement”), dated as of July 27, 2012, is made by and between COMARCO, INC., a corporation incorporated under the laws of the State of California (the “Pledgor”), as pledgor, and BROADWOOD PARTNERS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Pledgee”), as pledgee.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Six Month Term Loan Agreement, dated July 27, 2012 (the “Loan Agreement”), made by and among (i) the Pledgee, as lender; (ii) the Pledgor, as borrower; and (iii) Comarco Wireless Technologies, Inc., a corporation incorporated under the laws of the State of Delaware, as guarantor (the “Guarantor”), the Pledgee has agreed to provide to the Pledgor a term loan in the principal amount of Two Million United States Dollars (US$2,000,000) (the “Loan”);

WHEREAS, as of the date hereof, the Pledgor is the registered and beneficial owner of 3,065,000 issued and outstanding shares of capital stock (the “Pledged Shares”) of the Guarantor (in such capacity, the “Pledged Company”), and the Pledged Shares are represented by a share certificate bearing numbers 1,2,8,10,12 & 16 (the “Certificates”);

WHEREAS, it is a condition precedent to the Pledgee making the Loan available to the Pledgor under the Loan Agreement that the Pledgor execute and deliver to the Pledgee, as security for the obligations of the Pledgor to the Pledgee, a pledge of all of the Pledgor’s right, title and interest in and to the Pledged Shares; and

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor and the Pledgee agree as set forth below:

SECTION 1. Defined Terms. Except as otherwise defined herein, terms defined in the Loan Agreement shall have the same meaning when used herein.

SECTION 2. Grant of Security. As security for (a) the full and prompt payment, when due, whether by acceleration or otherwise, of all amounts owing by the Pledgor to the Pledgee under the Transaction Documents and (b) the punctual and full performance and compliance by the Pledgor of each and every duty, covenant, agreement and obligation thereof under the Transaction Documents (all obligations referred to in clauses (a) and (b) above are herein referred to as the “Obligations”), the Pledgor hereby pledges, assigns, transfers and delivers to the Pledgee the Pledged Shares and hereby grants to the Pledgee a first priority lien on and a first priority security interest in the following (collectively, the “Pledged Collateral”):

(i) the Pledged Shares and all capital, revenue, profit, income, gain or other property or proceeds, return on contribution or otherwise with respect to the Pledged Shares;

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(ii) all securities, moneys or property representing dividends or interest on any of the Pledged Shares, or representing a distribution in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares (exclusive of any equity holder loan);

(iii) all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Shares and any other Pledged Collateral;

(iv) all other payments due or to become due to the Pledgor in respect of the Pledged Shares whether under any organizational document or otherwise, whether as contractual obligations, damages or otherwise;

(v) all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the Uniform Commercial Code of the State of New York (the “UCC”)) constituting or relating to the foregoing;

(vi) all Proceeds of any of the foregoing property of Pledgor (including, without limitation, any proceeds of insurance thereon, all “accounts”, “general intangibles”, “instruments” and “investment property”, in each case as defined in the UCC, constituting or relating to the foregoing); and

(vii) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

SECTION 3. Pledge Documents. Concurrently with the execution of this Pledge Agreement and upon the circumstances described in Section 6 hereof, the Pledgor shall execute and deliver to the Pledgee an irrevocable proxy in favor of the Pledgee in respect of the Pledged Shares of the Pledged Company in the form set out in Exhibit A hereto (the “Irrevocable Proxy”) and shall deliver to the Pledgee the Certificate together with a signed, undated instrument of transfer in the form set out in Exhibit B hereto (an “Instrument of Transfer”) pertaining thereto duly executed in blank.

SECTION 4. Representations and Warranties. The Pledgor represents and warrants that:

(a) it is the legal and beneficial owner of, and has good and marketable title to, the Pledged Collateral, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created and contemplated by this Pledge Agreement;

(b) it has full power, authority and legal right to execute, deliver and perform its obligations under this Pledge Agreement and to create the lien and security interest contemplated by this Pledge Agreement;

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(c) the Pledged Shares of the Pledged Company (i) have been duly and validly created pursuant to the relevant organizational documents of the Pledged Company, (ii) constitute one hundred percent (100%) of the total issued and outstanding capital stock of the Pledged Company and (iii) are evidenced by the Certificate;

(d) the Pledged Shares are “securities” governed by Article 8 of the UCC;

(e) as of the date hereof, no Person has entered into any options, warrants or other agreements to acquire additional capital stock in the Pledged Company and there are no voting trusts or other member agreements or arrangements relating to any Pledged Collateral;

(f) this Pledge Agreement constitutes a valid obligation of the Pledgor, legally binding upon it and enforceable in accordance with its terms;

(g) the pledge, hypothecation, assignment of the Pledged Collateral and the delivery of the Pledged Shares (together with the Instrument of Transfers) pursuant to and/or described in this Pledge Agreement create a valid and perfected first priority security interest in the Pledged Collateral;

(h) no consent of any other party (including equity interest holders of the Pledgor) is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement;

(i) the execution, delivery and performance of this Pledge Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the organizational documents of the Pledgor or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Pledgor is a party or which purports to be binding upon it or any of its properties or assets and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement;

(j) its chief executive office is located at 25541 Commercentre Drive, Lake Forest, CA 92630; and

(k) the representations and warranties set forth in the Loan Agreement insofar as they relate to the Pledgor are true and complete and the Pledgor shall comply with each of the covenants set forth in the Loan Agreement which are applicable thereto.

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SECTION 5. Covenants. The Pledgor hereby covenants that during the continuance of this Pledge Agreement:

(a) it shall warrant and defend the right and title of the Pledgee conferred by this Pledge Agreement in and to the Pledged Collateral at the cost of the Pledgor against the claims and demands of all persons whomsoever;

(b) it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Collateral or suffer to exist any encumbrance on the Pledged Collateral;

(c) it shall not amend or modify any organizational document of the Pledged Company;

(d) it shall not vote the Pledged Shares of the Pledged Company in favor of the consolidation, merger, dissolution, liquidation or any other corporate reorganization of the Pledged Company;

(e) it shall not take from the Pledged Company any undertaking or security in respect of its liability hereunder or in respect of any other liability of the Pledged Company to the Pledgor and the Pledgor shall not prove nor have the right of proof, in competition with the Pledgee, for any monies whatsoever owing from the Pledged Company to the Pledgor, in any insolvency or liquidation, or analogous proceedings under any applicable law, of the Pledgor;

(f) there shall not be issued any additional shares of capital stock in the Pledged Company nor any options, warrants or other agreements to do so issued or entered into;

(g) it shall not release, transfer or otherwise dispose of any shares of capital stock held by the Pledged Company as treasury stock or otherwise;

(h) it shall furnish to Pledgee from time to time statements and schedules further identifying and describing the Pledged Collateral as Pledgee reasonably requests, all in reasonable detail;

(i) it shall give at least ninety (90) days’ prior written notice to Pledgee of any (i) change of the location of Pledgor’s chief executive office from that specified in Section 4(j) hereof, (ii) change of Pledgor’s name, identity or structure or (iii) reorganization or reincorporation of Pledgor under the laws of another jurisdiction; and

(j) it shall indemnify the Pledgee from, and hold it harmless against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with the transaction contemplated by this Pledge Agreement.

SECTION 6. Delivery of Additional Collateral. If the Pledgor shall become entitled to receive or shall receive any equity interests, option or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Shares, the Pledgor agrees to accept the same as the agent of the Pledgee and to hold the same in trust for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated Instruments of Transfer duly executed in blank, and Irrevocable Proxies for any shares of capital stock so received, in substantially the forms attached hereto to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations.

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SECTION 7. General Authority. The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Pledgee may be rescinded by the Pledgee and any of the Obligations continued, and the Obligations, or the liability of the Pledgor and/or the Pledged Company upon or for any part thereof, or any other collateral security (including, without limitation, any collateral security held pursuant to any of the other Transaction Documents) or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Pledgee, and the Transaction Documents, any guarantees and any other collateral security documents executed and delivered by the Pledgor and/or the Pledged Company or any other obligors in respect of the Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the Pledgee may deem advisable, from time to time, and any other collateral security at any time held by the Pledgee for the payment of the Obligations (including, without limitation, any collateral security held pursuant to any other collateral security document executed and delivered pursuant to the Transaction Documents) may be sold, exchanged, waived, surrendered or released, all without notice to or further assent by the Pledgor or the Pledged Company, which shall remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Pledgor waives any and all notices of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Pledgee upon this Pledge Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings between the Pledged Company and the Pledgee shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon the Pledgor or the Pledged Company with respect to the Obligations.

SECTION 8. Voting Rights. The Pledgee shall, as the Pledgee and as the holder of the Irrevocable Proxies, receive notice and have the right (but not the obligation) to vote the Pledged Shares at its own discretion at, any annual or special meeting, as the case may be, of the shareholders of the Pledged Company, provided, however, that the Pledgee shall not be entitled to receive notice, or to exercise such right to vote until the occurrence of an Event of Default or any of the security created by or pursuant to this Pledge Agreement shall be deemed imperiled or jeopardized in a manner by the Pledgee in its sole discretion.

SECTION 9. UCC Filings. The Pledgor does hereby authorize the Pledgee to do all things the Pledgee may deem to be necessary or advisable in order to perfect or maintain the security interest granted by this Pledge Agreement including, but not limited to, filing any and all Uniform Commercial Code financing statements or renewals thereof.

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SECTION 10. Remedies. At any time after the occurrence of an Event of Default or in the event any of the security created by or pursuant to this Pledge Agreement shall be imperiled or jeopardized in a manner deemed material by the Pledgee in its sole discretion, the Pledgee shall be entitled, without further notice to the Pledgor:

(a) subject to the limitations of Sections 9-610 and 9-615 of the UCC (to the extent applicable), to sell, assign, transfer and deliver at any time the whole, or from time to time any part, of the Pledged Collateral or any rights or interests therein, at public or private sale or in any other manner, at such price or prices and on such terms as the Pledgee may deem appropriate, and either for cash, on credit, for other property or for future delivery, at the option of the Pledgee, upon not less than 10 days’ written notice (which 10 day notice is hereby acknowledged by the Pledgor to be reasonable) addressed to the Pledgor at its last address provided to the Pledgee pursuant to this Pledge Agreement, but without demand, advertisement or other notice of any kind (all of which are hereby expressly waived by the Pledgor). If any of the Pledged Collateral or any rights or interests thereon are to be disposed of at a public sale, the Pledgee may, without notice or publication, adjourn any such sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement. If any of the Pledged Collateral or any rights or interests therein shall be disposed of at a private sale, the Pledgee shall be relieved from all liability or claim for inadequacy of price. At any such public sale the Pledgee may purchase the whole or any part of the Pledged Collateral or any rights or interests therein so sold. Each purchaser, including the Pledgee should it acquire the Pledged Collateral, at any public or private sale, shall hold the property sold free from any claim or right of redemption, stay, appraisal or reclamation on the part of the Pledgor which are hereby expressly waived and released to the extent permitted by applicable law. If any of the Pledged Collateral or any rights or interests therein shall be sold on credit or for future delivery, the Pledged Collateral or rights or interests so sold may be retained by the Pledgee until the selling price thereof shall be paid by the purchaser, but the Pledgee shall not incur any liability in case of failure of the purchaser to take up and pay for the Pledged Collateral or rights or interests therein so sold. In case of any such failure, the Pledged Collateral or rights or interests therein may again be sold on not less than 10 days’ written notice as aforesaid; and

(b) to exercise all voting and other equity interest rights at any meeting of any Pledged Company and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Shares of the Pledged Company as if it was the absolute owner thereof, including, without limitation, the right to exchange at its discretion, such Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Company or, upon the exercise by the Pledged Company or the Pledgee of any right, privilege or option pertaining to such Pledged Share, and in connection therewith, to deposit and deliver such Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

SECTION 11. No Duty on Pledgee. The Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

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SECTION 12. Application of Proceeds. All moneys collected or received by the Pledgee pursuant to this Pledge Agreement shall be applied as provided in the Loan Agreement.

SECTION 13. Miscellaneous.

13.1 Further Assurances. The Pledgor agrees that if this Pledge Agreement shall, in the reasonable opinion of the Pledgee, at any time be deemed by the Pledgee, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, it shall execute or cause to be executed such other documents or deliver or cause to be delivered such further assurances as in the opinion of the Pledgee may be required in order to more effectively accomplish the purposes of this Pledge Agreement including, without limitation, an alternative pledge or such other alternative security as the Pledgee shall require.

13.2 Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Pledgee shall be cumulative and shall be in addition to every other right, power and remedy of the Pledgee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Pledgee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No failure, delay or omission by the Pledgee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Pledgor or any Security Party shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Pledgee of any security or of any payment of or on account of any of the amounts due from the Pledgor or any Security Party to the Pledgee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right with respect to any future breach or default or of any past breach or default not completely cured thereby. In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have rights and remedies of a secured party under the UCC.

13.3 Successors and Assigns. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, its respective successors and assigns.

13.4 Waiver; Amendment. None of the terms and conditions of this Pledge Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee.

13.5 Invalidity. If any provision of this Pledge Agreement shall at any time, for any reason, be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Pledge Agreement, or the validity of this Pledge Agreement as a whole and, to

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the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible. The invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

13.6 Notices. Any notice, request or other communication to be given or made under this Pledge Agreement to the Pledgor or the Pledgee shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the Pledgor or the Pledgee to which it is required or permitted to be given or made at such party’s address specified below or at such other address as such party shall have designated by notice to the party given or making such notice, request or other communication, it being understood that the failure to deliver a copy of any notice, request or other communication to a party to whom copies are to be sent shall not affect the validity of any such notice, request or other communication or constitute a breach of this Pledge Agreement.

If to the Pledgor:

Comarco, Inc.
25541 Commercentre Drive
Lake Forest, CA 92630
Facsimile: (949) 599-1430
Attention: Tom Lanni President and CEO

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson and Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92651
Facsimile: (949) 823-5150
Attention: Ben A. Frydman

If to the Pledgee:

Broadwood Partners, L.P.
c/o Broadwood Capital, Inc.
724 Fifth Avenue, 9th Floor
New York, NY 10019
Facsimile: (212) 508-5756 Attention: Neal C. Bradsher

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP
33 Wood Avenue South, 6th Floor
Iselin, NJ 08830
Facsimile: (732) 395-4401
Attention: Joseph M. Lucosky, Esq. / Seth A. Brookman, Esq.

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13.7 Counterparts; Electronic Delivery. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Pledge Agreement by facsimile or electronic transmission shall be deemed as effective as delivery of an originally executed counterpart. In the event that the Pledgor delivers an executed counterpart of this Pledge Agreement by facsimile or electronic transmission, the Pledgor shall also deliver an originally executed counterpart as soon as practicable, but the failure of the Pledgor to deliver an originally executed counterpart of this Pledge Agreement shall not affect the validity or effectiveness of this Pledge Agreement.

13.8 References. References herein to Sections, Exhibits and Schedules are to be construed as references to sections of, exhibits to, and schedules to, this Pledge Agreement, unless the context otherwise requires.

13.9 Headings. In this Pledge Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Pledge Agreement.

13.10 Termination. When all of the Obligations shall have been fully satisfied, the Pledgee agrees that it shall forthwith release the Pledgor from its Obligations hereunder and the Pledgee, at the request and expense of the Pledgor, shall promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and the Irrevocable Proxies shall terminate forthwith and be delivered to the Pledgor forthwith together with the other items furnished to the Pledgee pursuant to this Pledge Agreement.

SECTION 14. Applicable Law, Jurisdiction and Waivers.

14.1 Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

14.2 Submission to Jurisdiction. The Pledgor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by Pledgee under this Pledge Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Pledgor by mailing or delivering the same by hand to the Pledgor at the address indicated for notices in this Pledge Agreement. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Pledgor as such, and shall be legal and binding upon the Pledgor for all the purposes of any such action or

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proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Pledgor to the Pledgee) against the Pledgor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Pledgor shall advise the Pledgee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Pledgee may bring any legal action or proceeding in any other appropriate jurisdiction.

14.3 WAIVER OF IMMUNITY. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT OR ANY LEGAL PROCESS (WHETHER THROUGH ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OF A JUDGMENT, OR FROM ANY OTHER LEGAL PROCESS OR REMEDY) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

14.4 WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE PLEDGEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT.

[-signature page follows-]

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.

COMARCO, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:	President & CEO

BROADWOOD PARTNERS, L.P.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President, Broadwood Capital, Inc.
(General Partner of Broadwood Partners, L.P.)

[ signature page to Pledge Agreement ]

IRREVOCABLE PROXY

The undersigned, the registered and beneficial owner of the below described capital stock of Comarco Wireless Technologies, Inc., a corporation incorporated under the laws of the State of Delaware (the “Guarantor”), hereby makes, constitutes and appoints, Broadwood Partners, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Pledgee”), with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote one hundred percent (100%) of the capital stock of Guarantor, at all annual and special meetings of members of the Guarantor or take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The said capital stock has been pledged (the “Pledge”) to the Pledgee pursuant and subject to a Pledge Agreement, dated as of July 27, 2012, by and between the undersigned and the Pledgee.

This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on July 27, 2012.

COMARCO, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:	Presiden & Chief Executive Officer

EXHIBIT B

INSTRUMENT OF TRANSFER

FOR VALUE RECEIVED:	Comarco Inc.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OR ASSIGNEE
hereby sells, assigns and transfers unto

3,065,000 shares Of	Comarco Wireless Technologies, Inc.

standing in my (our) name(s)

on the books of said corporation represented by Certificate(s) No.(s). R5	#1,#2,#8,#10,#12 & #16

herewith, and do hereby irrevocably constitute and appoint

attorney to transfer the

said stock on the books of said corporation with full power of substitution in the premises, This Instrument is given for collateral purposes only pursuant to that certain Pledge Agreement between the undersigned and Broadwood Partners, L.P. dated July 27, 2012.

Dated  July 27, 2012

In presence of	/s/ Thomas W. Lanni
Name: Thomas W. Lanni
Title: President and CEO

Exhibit D-1

SECURITY AGREEMENT

BETWEEN

COMARCO, INC.

as Grantor

AND

BROADWOOD PARTNERS, L.P.

as Grantee

Dated as of July 27, 2012

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”) is made as of this 27th day of July, 2012, by and between COMARCO, INC., a corporation incorporated under the laws of the State of California (the “Grantor”), and BROADWOOD PARTNERS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Grantee”).

W I T N E S S E T H:

WHEREAS, pursuant to a senior secured six month term loan agreement, dated July 27, 2012, by and among Grantor, as borrower, Comarco Wireless Technologies, Inc., a corporation incorporated under the laws of the State of Delaware, as guarantor (the “Guarantor”), and the Grantee, as lender (the “Loan Agreement”), the Grantee has agreed to provide to the Grantor a senior secured loan in the principal amount of up to Two Million United States Dollars (US$2,000,000) (the “Loan”) and the Grantor has agreed to repay the Loan pursuant to the terms and conditions therein contained, which Loan is evidenced by that certain promissory note dated of even date herewith made by Grantor in favor of Grantee (the “Note”);

WHEREAS, it is a condition precedent to the Grantee providing the Loan to the Grantor that the Grantor shall execute and deliver to the Grantee, among other things, this Security Agreement as security for the obligations of the Grantor under the Loan Agreement in order to create in favor of the Grantee a valid and perfected first priority security interest, as that term is defined in the Uniform Commercial Code of New York (the “UCC”), in the Collateral (as such term is hereinafter defined), as security for the payment and performance of all the obligations of the Grantor under and in connection with the Loan Agreement now or hereafter existing whether for principal, interest, fees, expenses or otherwise and all obligations of the Grantor now or hereafter existing under this Security Agreement (all such obligations of the Grantor are hereinafter collectively referred to as the “Secured Obligations”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor agrees with the Grantee as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement shall have the same meanings when used herein.

2. Grant of Security; Release of Security. The Grantor, as security for the Secured Obligations, hereby assigns, pledges, transfers and sets over unto the Grantee and its successors and assigns, and hereby grants to the Grantee a continuing first priority security interest in, all of the Grantor’s right, title and interest in and to all of the Grantor’s now existing or hereafter acquired tangible and intangible properties, including, without limitation, a first lien on all present and future assets of Grantor and its subsidiaries (each of the now existing or hereafter acquired assets are described on Exhibit A hereto) (collectively hereinafter referred to as the “Collateral”).

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3. Security for Secured Obligations. This Security Agreement secures the payment and performance of all of the Secured Obligations.

4. Representations and Warranties. The Grantor represents and warrants that:

(a) it is the sole legal and beneficial owner of the Collateral, free and clear of any pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office other than financing statements or other instruments similar in effect with respect to Permitted Liens;

(b) (i) its true exact legal name is that set forth on the signature page hereof, (ii) it is a corporation incorporated under the laws of California, and (iii) its sole place of business and the office where it keeps its records is located at 25541 Commercentre Drive, Lake Forest, CA 92630;

(c) it has full power, authority and legal right to execute, deliver and perform its obligations under this Security Agreement and to create the security interest for which this Security Agreement provides;

(d) this Security Agreement constitutes a valid obligation of the Grantor, legally binding upon it and enforceable in accordance with its terms;

(e) upon the filing of a UCC-1 financing statement in the appropriate filing offices in the State of California, the Grantee will have a valid perfected security interest having first priority (except with respect to Permitted Liens) in the Collateral and the proceeds thereof with respect to the Collateral that may be perfected by filing a financing statement;

(f) no consent of any other party (including members of the Grantor) is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Security Agreement, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Security Agreement, provided that the Grantor makes no representation or warranty with respect to any consent that may be required under any contract to which the Grantor is a party in order to assign any of its rights in that contract;

(g) the execution, delivery and performance of this Security Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the limited liability company agreement or other charter documents of the Grantor or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Grantor is a party or which purports to be binding upon it or any of its properties or assets provided that the Grantor makes no representation or warranty with respect to any consent that may be required under any contract to which the Grantor is a party in order to grant a security interest in that contract and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement except as contemplated herein; and

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(h) the representations and warranties set forth in Article III of the Loan Agreement insofar as they relate to the Grantor are true and complete and the Grantor will comply with each of the covenants set forth in the Loan Agreement which are applicable to the Grantor.

5. Covenants. The Grantor hereby covenants that during the continuance of this security:

(a) it shall warrant and defend the security interest of the Grantee conferred by this Security Agreement in and to the Collateral at the cost of the Grantor against the claims and demands of all persons whomsoever except for Permitted Liens;

(b) except as herein permitted or as permitted by the Loan Agreement, without the prior written consent of the Grantee, it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Collateral or suffer to exist any encumbrance on the Collateral;

(c) that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or advisable, or that the Grantee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Grantee to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Grantor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or advisable, or as the Grantee may reasonably request, whether in a jurisdiction where the UCC has been adopted or any other jurisdiction, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(d) it hereby authorizes the Grantee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law;

(e) it will furnish to the Grantee from time to time as the Grantee may reasonably request statements and schedules further identifying and describing the Collateral and such other reports in connection therewith, all in reasonable detail;

(f) upon reasonable written notice and without materially interfering with the ordinary course or conduct of the Grantor’s business, the Grantee shall have full and free access during normal business hours to all the books, correspondence and records of the Grantor, and the Grantee or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Grantee, at the Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Grantee and its representatives shall at all times, upon two (2) Business Days’ advance written notice, without materially interfering with the ordinary course or conduct of the Grantor’s business (including worldwide shipment), also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein;

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(g) it will comply with all requirements of law applicable to the Collateral or any part thereof other than those requirements with which the failure to comply would not have a material adverse effect on the existence, condition or value of the Collateral or the security interests granted hereunder; provided, however, that the Grantor may contest any requirement of law in any reasonable manner which shall not, in the reasonable opinion of the Grantee, materially adversely affect the Grantee’s rights or the priority of its security interest in the Collateral;

(h) without thirty (30) days’ prior written notice to the Grantee, the Grantor shall not (i) change its chief executive office or principal place of business, (ii) remove the Collateral from any of the counties in which such Collateral is presently located except in the ordinary course or conduct of the Grantor’s business or in connection with a transfer of any item of Collateral to another party to the extent expressly permitted by the Loan Agreement. The Grantor shall furnish to the Grantee from time to time, as the Grantee may reasonably request, reports identifying the locations where the Collateral is located;

(i) it shall not change its company name, legal existence or legal form, nor carry on business under any name other than its current name, unless (i) it has given to the Grantee not less than thirty (30) days’ prior written notice of its intention to do so, specifying such new name, legal entity or legal form, and providing such other information in connection therewith as the Grantee may reasonably request, and (ii) with respect to such new name, legal entity or legal form, it shall have taken all action, requested by the Grantee in its reasonable discretion, to maintain the security interest of the Grantee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect;

(j) it shall pay promptly, or cause to be paid promptly, when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all lawful claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent that its liability therefor is being contested in good faith and adequate reserves have been maintained therefor;

(k) it will maintain all Collateral that is tangible property necessary in the Grantor’s business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide maintenance, service and repairs necessary for such purpose;

(l) it shall maintain, or cause to be maintained, insurance in the type and in the amount as is standard in the industry of the Grantor. All policies of insurance shall have endorsed a loss payable clause reasonably acceptable to the Grantee and/or such other endorsements as the Grantee may from time to time reasonably request, and the Grantor will promptly provide the Grantee with copies of the policies or certificates of such insurance. The Grantor shall promptly notify the Grantee of the occurrence of any loss or damage to the Collateral. All proceeds of insurance on the Collateral shall be applied (after payment of any amounts payable to the Grantee pursuant to this Security Agreement) in whole or in part by the Grantee in accordance with the Loan Agreement; and

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(m) it shall, promptly upon request, provide to the Grantee all information and evidence it may reasonably request concerning the Collateral to enable the Grantee to enforce the provisions of this Security Agreement.

6. Grantee Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Grantee as the Grantor’s attorney-in-fact, with full authority in the name, place and stead of the Grantor, from time to time in the Grantee’s discretion upon the occurrence and during the continuance of an Event of Default to take any action and to execute any document which the Grantee may deem necessary or advisable to accomplish the purposes of this Security Agreement

7. Grantee May Perform. If the Grantor fails to perform any agreement contained herein, the Grantee may itself perform, or cause to be performed, such agreement, and the expenses of the Grantee incurred in connection therewith shall be payable by the Grantor.

8. The Grantee’s Duties. The powers conferred on the Grantee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Grantee to exercise any such powers. Except for the safe custody of any of the Collateral which, from time to time, may come into its possession and the accounting for moneys actually received by it hereunder, the Grantee shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

9. Remedies. The security interest created by this Security Agreement shall be enforceable if an Event of Default in accordance with Article VI of the Loan Agreement shall have occurred and be continuing and the Grantee shall have, among other things, the following rights:

(a) subject to the limitations of Section 9-610 and 9-615 of the UCC Code (if applicable), to sell, assign, transfer and deliver at any time the whole, or from time to time any part, of the Collateral or any rights or interests therein, at public or private sale or in any other manner, at such price or prices and on such terms as the Grantee may deem appropriate, and either for cash, on credit, for other property or for future delivery, at the option of the Grantee, upon not less than 10 days’ written notice (which 10 day notice is hereby acknowledged by the Grantor to be reasonable) addressed to the Grantor at its last address on file with the Grantee, but without demand, advertisement or other notice of any kind (all of which are hereby expressly waived by the Grantor). If any of the Collateral or any rights or interests therein are to be disposed of at a public sale, the Grantee may, without notice or publication, adjourn any such sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement. If any of the Collateral or any rights or interests therein shall be disposed of at a private sale, the Grantee shall be relieved from all liability or claim for inadequacy of price. At any such public sale the Grantee may purchase the whole or any part of the Collateral or any rights or interests therein so sold. Each purchaser, including the Grantee should it acquire the Collateral, at any public or private sale shall hold the property sold free from any claim or right

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of redemption, stay, appraisal or reclamation on the part of the Grantor which are hereby expressly waived and released to the extent permitted by applicable law. If any of the Collateral or any rights or interests therein shall be sold on credit or for future delivery, the Collateral or rights or interests so sold may be retained by the Grantee until the selling price thereof shall be paid by the purchaser, but the Grantee shall not incur any liability in case of failure of the purchaser to take up and pay for the Collateral or rights or interests therein so sold. In case of any such failure, such Collateral or rights or interests therein may again be sold or not less than 10 days’ written notice as aforesaid;

(b) in addition to the rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Grantee shall have rights and remedies of a secured party under the UCC; and

(c) all cash proceeds received by the Grantee in respect of any sale of, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Grantee pursuant to this Security Agreement) in whole or in part by the Grantee in accordance with the Loan Agreement.

10. Non-Interference with Remedies; Specific Performance. The Grantor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time pledge, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Security Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and the Grantor waives the benefit of all such laws to the extent it lawfully may do so. The Grantor agrees it will not interfere with any right, power or remedy of the Grantee provided for in this Security Agreement now or hereafter existing at law or in equity or by statute or otherwise, or with the exercise or beginning of the exercise by the Grantee of any one or more of such rights, powers or remedies.

11. Waiver of Defenses. The Grantor agrees that a breach of any of the agreements or covenants contained in this Security Agreement will cause irreparable injury to the Grantee, that the Grantee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every agreement and covenant contained in this Security Agreement shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such agreements or covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Secured Obligations.

12. Indemnity, Expenses and Interest. (a) The Grantor shall on demand of the Grantee pay to the Grantee (on a full indemnity basis) all costs, charges, losses, liabilities and expenses expended, paid or incurred by the Grantee (whether before or after this Security Agreement becomes enforceable), including any professional fees including attorneys’ fees, in connection with any breach of the covenants or undertakings of the Grantor herein or the exercise of any rights exercisable under it or the recovery of any of the Secured Obligations by

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the Grantee, including, without limitation, any remuneration and other sums at any time payable to the Grantee and all costs, charges, losses, liabilities and expenses connected with the protection, realization, enforcement or release of any provision of this Security Agreement, except to the extent the same results from the Grantee's gross negligence or willful misconduct.

(b) The Grantor shall after demand by the Grantee pay to the Grantee interest at a rate per annum equal to the Default Rate (as such term is defined in the Loan Agreement) on all of the costs, charges, losses, liabilities and expenses for which the Grantor is required to indemnify the Grantee pursuant to Section 12(a) hereof. So long as no Event of Default has occurred and is continuing, such interest shall accrue and be payable from the date on which the Grantor receives notice from the Grantee; otherwise, such interest shall accrue and be payable from the date such cost, charge, loss, liability or expense was incurred by the Grantee.

13. Security Interest Absolute. All rights of the Grantee and the security interest granted hereunder, and all Secured Obligations, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of the Transaction Documents or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Grantor or any other person under or in connection with the Loan Agreement or any other amendment or waiver of or any consent to any departure from the Transaction Documents or the terms of any thereto; or

(c) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or this Security Agreement other than payment and satisfaction in full of the Secured Obligations.

14. Continuing Security Interest. This Security Agreement shall create a continuing first priority security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and permitted assigns, and (iii) inure to the benefit of the Grantee and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall immediately terminate and all rights in and to the Collateral shall revert to the Grantor. Immediately upon any such termination, the Grantee will, at the Grantor’s expense, execute and deliver to the Grantor a UCC-3 Termination Statement describing all collateral together with such documents as the Grantor shall reasonably request to evidence such termination.

15. No Waiver; Remedies Cumulative and Exclusive. The Grantee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Grantee, and then only to the extent therein set forth. A waiver by the Grantee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Grantee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Grantee, any right, power or privilege hereunder shall operate as a waiver thereof;

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nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

16. Changes in Writing; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Grantee. This Security Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and permitted assigns of the Grantor and shall, together with the rights and remedies of the Grantee hereunder, inure to the benefit of the Grantee, its respective successors and assigns; provided, however, that the Grantor may not assign or transfer its rights or obligations hereunder without the prior written consent of the Grantee.

17. Agents. The Grantee may employ agents and attorneys-in-fact in connection herewith and Grantee shall be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it. Nothing herein contained shall release any such agent from any liability arising from such agent’s negligence or misconduct.

18. Notices. Notices and other communications hereunder shall be in writing and shall be sent by facsimile or by certified mail if domestic or by prepaid overnight courier as follows:

For the Grantor:

Comarco, Inc.

25541 Commercentre Drive

Lake Forest, CA 92630

Facsimile: (949) 599-1430

Attention: Tom Lanni, President and CEO

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92651

Facsimile: (949) 823-5150

Attention: Ben A. Frydman

For the Grantee:

Broadwood Partners, L.P.

c/o Broadwood Capital, Inc.

724 Fifth Avenue, 9th Floor

New York, NY 10019

Facsimile: (212) 508-5756

Attention: Neal C. Bradsher

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with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

33 Wood Avenue South, 6th Floor

Iselin, NJ 08830

Facsimile: (732) 395-4401

Attention: Seth A. Brookman, Esq.

Every notice or demand shall, except so far as otherwise expressly provided by this Security Agreement, be deemed to have been received (provided that it is received prior to 2:00 p.m. New York time), (i) if given by facsimile, on the date of dispatch thereof (provided that if the date of dispatch is not a Business Day in the locality of the party to whom such notice or communication is sent it shall be deemed to have been received on the next following Business Day in such locality), and (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

19. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

20. Submission to Jurisdiction. The Grantor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by the Grantee under this Security Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Grantor by mailing or delivering the same by hand to the Grantor at the address indicated for notices herein. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Grantor as such, and shall be legal and binding upon the Grantor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Grantor to the Grantee) against the Grantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Grantor will advise the Grantee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Grantee may bring any legal action or proceeding in any other appropriate jurisdiction.

21. WAIVER OF JURY TRIAL. THE GRANTOR, AND BY ITS ACCEPTANCE HEREOF, THE GRANTEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SECURITY AGREEMENT.

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22. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Grantee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

23. Counterparts. This Security Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

24. Headings. In this Security Agreement, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Security Agreement.

[-signature page follows-]

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IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Security Agreement to be signed in their respective names as of the date first above written.

COMARCO, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:

BROADWOOD PARTNERS, L.P.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President, Broadwood Capital, Inc.
(General Partner of Broadwood Partners, L.P.)

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EXHIBIT A

COLLATERAL

(a) all accounts (as defined in the UCC) including accounts receivable in respect of portfolio investments acquired with proceeds of the Loan and payment intangibles, including, without limitation, all contract rights, and all other forms of monetary obligations owing to the Grantor, and all credit insurance, guaranties, or security therefor, whether or not they have been earned by performance;

(b) all chattel paper (as defined in the UCC), including, without limitation, electronic chattel paper and tangible chattel paper evidencing both a monetary obligation and a security interest in or lease of goods, together with any guarantees, letters of credit, and other security therefore;

(c) all commercial tort claims (as defined in the UCC);

(d) all deposit accounts (as defined in the UCC) and all of the cash and cash equivalents, deposited therein from time to time, and all securities, rights, interests, shares of stock, instruments, interests, or other property contained, deposited, held or otherwise added to any deposit account from time to time;

(e) all documents (as defined in the UCC), including, without limitation, any paper that is treated in the regular course of business as adequate evidence that the person in possession of the paper is entitled to receive, hold, and dispose of the goods the paper covers, including warehouse receipts, bills of lading, certificates of title, and applications for certificates of title;

(f) all equipment (as defined in the UCC), machinery and all fixtures (including, without limitation, the items purchased with the proceeds of the Loan), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and thereof and warranties (express and implied) received from the sellers and manufacturers of the foregoing property, and all related claims, credits, setoffs, and other rights of recovery;

(g) all general intangibles (as defined in the UCC) of any kind, including, without limitation, all money, contract rights, corporate or other business records, all intellectual property rights, inventions, designs, formulas, patents, patent applications, service marks, trademarks, trade names, trade secrets, engineering drawings, goodwill, rights to prepaid expenses, registrations, franchises, copyrights, licenses, customer lists, computer programs and other software (as defined in the UCC), source code, tax refund claims, royalty, licensing and product rights, all claims under guarantees, security interests or other security held by or granted to Grantor, all indemnification rights, and rights to retrieval from third parties of electronically processed and recorded data pertaining to any Collateral, things in action, items, checks, drafts, and all orders in transit to or from Grantor, credits or deposits of Grantor (whether general or special) that are held by the Grantee;

(h) all goods (as defined in the UCC);

(i) all inventory (as defined in the UCC), whether in the possession of the Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods, which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in Grantor’s business, and all warranties and related claims, credits, setoffs, and other rights of recovery with respect to any of the foregoing;

(j) all instruments (as defined in the UCC) including, without limitation, every promissory note, negotiable instrument, certificated security, or other writing that evidences a right to payment of money, that is not a lease or security agreement, and that is transferred in the ordinary course or conduct of business (including worldwide shipment) by delivery with any necessary assignment or endorsement;

(k) all investment property (as defined in the UCC) pledged to or delivered to Grantee’s control from time to time, and any and all other property in which the Grantor at any time has rights and in which at any time a security interest has been transferred to the Grantee (and regardless of whether any such property constitutes a certificated or uncertificated security or is held directly or through one or more financial intermediaries through book entries);

(l) all letter of credit rights (as defined in the UCC);

(m) all supporting obligations (as defined in the UCC);

(n) all books, files, records (as defined in the UCC) relating to the Collateral;

(o) each policy and contract of insurance owned or maintained by the Grantor, and all the benefits thereof including, without limitation, all claims of whatsoever nature, as well as return premiums, and in and to all moneys and claims for moneys in connection therewith;

(p) all certificates and instruments evidencing any securities or other Collateral subject to this Security Agreement from time to time and all interest, dividends, distributions, cash, investment property, securities, shares of stock, and other amounts and property from time to time received, receivable, paid or payable or otherwise distributed from time to time in respect of, in exchange or substitution for, or as an addition to any of the foregoing Collateral;

(q) all other tangible or intangible personal property of every kind and nature; and

(r) all accessions and additions to the foregoing, substitutions therefor, and replacements, products and proceeds (as defined in the UCC) of any of the property of the Grantor described in clauses (a) through (q) above (including any proceeds of insurance thereon).

(s) All patents of the Debtor, including, but not limited to, the patents filed with the united States Patent & Trademark Officer and identified by the following patent numbers and descriptions:

1.	5,479,331	Small Form Factor Power Supply

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2.	5,636,110	Small Form Factor Power Supply

3.	5,838,554	Small Form Factor Power Supply

4.	6,850,423	Noise Cancellation Circuit

5.	6,939,150	Foldable Electrical Plug Connector

6.	6,922,150	Programmable Power Supply

7.	6,836,101	Tip Having Active Circuitry

8.	6,831,848	Programmable Power Supply to Simultaneously Power a Plurality of Electronic Devices

9.	6,809,943	Programmable Power Supply

10.	6,707,284	Programmable Power Supply

11.	6,693,413	Programmable Power Supply

12.	6,266,261	DC Power Adapter System

13.	6,172,884	Small Form Factor Power Supply for Powering Electronic Devices

14.	6,091,611	Connectors Adapted for Controlling Small Form Factor Power Supply

15.	5,949,213	Method and System for Charging Rechargeable Batteries

16.	7,035,126	Programmable Power Supply Capable of Receiving AC and DC Inputs

17.	7,056,149	Key Coded Power Adapter Connectors

18.	7,072,200	Cradle for Receiving an Adapter

19.	7,142,423	Power Adpater With Fan Assembly

20.	7,145,312	Battery Coupled to Adapter and Tip

21.	7,145,787	Programmable Power Supply

22.	7,148,659	Programmable AC/DC Power Supply

23.	7,193,398	Tip Having Active Circuitry

24.	7,193,873	Cradle for Receiving an Adapter

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25.	7,254,048	Power Supply Capable of AC and DC Input Utilizing Winding of Transformer as Boost Inductor

26.	7,265,973	Power Adapter With Fan Assembly

27.	7,266,003	Programmable Power Supply

28.	7,279,868	Power Factor Correction Circuits

29.	7,355, 851	Power Adapter With Fan Assembly and Control Circuit

30.	7,365,524	Tip Having Active Circuitry

31.	7,420,823	Power Factor Correction Control Circuit

32.	7,450,390	Programmable Power Supply

33.	7,450,403	Switchable Power Supply Utilizing Switch-Selectable Resistors to Determine Output Voltage

34.	7,453,171	DC Power Source Determination Circuitry for Use With an AC Adapter

35.	7,460,381	Programmable Power Supply

36.	7,489,116	Power Factor Correction Control Circuit

37.	7,495,941	Power Supply Equipment With Matching Indicators on Converter and Connector Adapters

38.	7,545,656	Common Mode Noise Reduction Circuit Utilizing Dual Primary Windings

39.	7,613,021	Small Form Factor Power Supply

40.	7,649,279`	Power Supply for Simultaneously Providing Operating Voltages to a Plurality of Devices

41.	7,727,005	Key Coded Power Adapter Connectors

42.	7,863,770	Power Supply for Simultaneously Providing Operating Voltages to a Plurality of Devices

43.	7,868,486	Power Supply Having Source Determination Circuitry Utilized to Disable Battery Charging Circuitry in Powered Device

44.	7,999,412	Detachable Tip for Communicating with Adapter and Electronic Device

45.	8,213,204	Modular Power Adapter

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Exhibit D-2

SECURITY AGREEMENT

BETWEEN

COMARCO WIRELESS TECHNOLOGIES, INC.

as Grantor

AND

BROADWOOD PARTNERS, L.P.

as Grantee

Dated as of July 27, 2012

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”) is made as of this 27th day of July, 2012, by and between COMARCO WIRELESS TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Delaware (the “Grantor”), and BROADWOOD PARTNERS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Grantee”).

W I T N E S S E T H:

WHEREAS, pursuant to a senior secured six month term loan agreement, dated July 27, 2012, by and among Comarco, Inc., a corporation incorporated under the laws of the State of California and the parent corporation of the Grantor, as borrower (the “Borrower”), the Grantor, as guarantor, and the Grantee, as lender (the “Loan Agreement”), the Grantee has agreed to provide to the Borrower a senior secured loan in the principal amount of up to Two Million United States Dollars (US$2,000,000) (the “Loan”) and the Borrower has agreed to repay the Loan pursuant to the terms and conditions therein contained, which Loan is evidenced by that certain promissory note dated of even date herewith made by Borrower in favor of Grantee (the “Note”);

WHEREAS, it is a condition precedent to the Grantee providing the Loan to the Borrower that the Grantor shall execute and deliver to the Grantee, among other things, this Security Agreement as security for the obligations of the Borrower under the Loan Agreement in order to create in favor of the Grantee a valid and perfected first priority security interest, as that term is defined in the Uniform Commercial Code of New York (the “UCC”), in the Collateral (as such term is hereinafter defined), as security for the payment and performance of all the obligations of the Borrower under and in connection with the Loan Agreement now or hereafter existing whether for principal, interest, fees, expenses or otherwise and all obligations of the Grantor now or hereafter existing under this Security Agreement (all such obligations of the Grantor are hereinafter collectively referred to as the “Secured Obligations”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor agrees with the Grantee as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement shall have the same meanings when used herein.

2. Grant of Security; Release of Security. The Grantor, as security for the Secured Obligations, hereby assigns, pledges, transfers and sets over unto the Grantee and its successors and assigns, and hereby grants to the Grantee a continuing first priority security interest in, all of the Grantor’s right, title and interest in and to all of the Grantor’s now existing or hereafter acquired tangible and intangible properties, including, without limitation, a first lien on all present and future assets of Grantor and its subsidiaries (each of the now existing or hereafter acquired assets are described on Exhibit A hereto) (collectively hereinafter referred to as the “Collateral”).

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3. Security for Secured Obligations. This Security Agreement secures the payment and performance of all of the Secured Obligations.

4. Representations and Warranties. The Grantor represents and warrants that:

(a) it is the sole legal and beneficial owner of the Collateral, free and clear of any pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office other than financing statements or other instruments similar in effect with respect to Permitted Liens;

(b) (i) its true exact legal name is that set forth on the signature page hereof, (ii) it is a corporation incorporated under the laws of Delaware, and (iii) its sole place of business and the office where it keeps its records is located at 25541 Commercentre Drive, Lake Forest, CA 92630;

(c) it has full power, authority and legal right to execute, deliver and perform its obligations under this Security Agreement and to create the security interest for which this Security Agreement provides;

(d) this Security Agreement constitutes a valid obligation of the Grantor, legally binding upon it and enforceable in accordance with its terms;

(e) upon the filing of a UCC-1 financing statement in the appropriate filing offices in the State of Delaware, the Grantee will have a valid perfected security interest having first priority (except with respect to Permitted Liens) in the Collateral and the proceeds thereof with respect to the Collateral that may be perfected by filing a financing statement;

(f) no consent of any other party (including members of the Grantor) is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Security Agreement, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Security Agreement, provided that the Grantor makes no representation or warranty with respect to any consent that may be required under any contract to which the Grantor is a party in order to assign any of its rights in that contract;

(g) the execution, delivery and performance of this Security Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the limited liability company agreement or other charter documents of the Grantor or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Grantor is a party or which purports to be binding upon it or any of its properties or assets provided that the Grantor makes no representation or warranty with respect to any consent

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that may be required under any contract to which the Grantor is a party in order to grant a security interest in that contract and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement except as contemplated herein; and

(h) the representations and warranties set forth in Article III of the Loan Agreement insofar as they relate to the Grantor are true and complete and the Grantor will comply with each of the covenants set forth in the Loan Agreement which are applicable to the Grantor.

5. Covenants. The Grantor hereby covenants that during the continuance of this security:

(a) it shall warrant and defend the security interest of the Grantee conferred by this Security Agreement in and to the Collateral at the cost of the Grantor against the claims and demands of all persons whomsoever except for Permitted Liens;

(b) except as herein permitted or as permitted by the Loan Agreement, without the prior written consent of the Grantee, it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Collateral or suffer to exist any encumbrance on the Collateral;

(c) that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or advisable, or that the Grantee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Grantee to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Grantor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or advisable, or as the Grantee may reasonably request, whether in a jurisdiction where the UCC has been adopted or any other jurisdiction, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(d) it hereby authorizes the Grantee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law;

(e) it will furnish to the Grantee from time to time as the Grantee may reasonably request statements and schedules further identifying and describing the Collateral and such other reports in connection therewith, all in reasonable detail;

(f) upon reasonable written notice and without materially interfering with the ordinary course or conduct of the Grantor’s business, the Grantee shall have full and free access during normal business hours to all the books, correspondence and records of the Grantor, and the Grantee or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Grantee, at the Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard

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thereto. The Grantee and its representatives shall at all times, upon two (2) Business Days’ advance written notice, without materially interfering with the ordinary course or conduct of the Grantor’s business (including worldwide shipment), also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein;

(g) it will comply with all requirements of law applicable to the Collateral or any part thereof other than those requirements with which the failure to comply would not have a material adverse effect on the existence, condition or value of the Collateral or the security interests granted hereunder; provided, however, that the Grantor may contest any requirement of law in any reasonable manner which shall not, in the reasonable opinion of the Grantee, materially adversely affect the Grantee’s rights or the priority of its security interest in the Collateral;

(h) without thirty (30) days’ prior written notice to the Grantee, the Grantor shall not (i) change its chief executive office or principal place of business, (ii) remove the Collateral from any of the counties in which such Collateral is presently located except in the ordinary course or conduct of the Grantor’s business or in connection with a transfer of any item of Collateral to another party to the extent expressly permitted by the Loan Agreement. The Grantor shall furnish to the Grantee from time to time, as the Grantee may reasonably request, reports identifying the locations where the Collateral is located;

(i) it shall not change its company name, legal existence or legal form, nor carry on business under any name other than its current name, unless (i) it has given to the Grantee not less than thirty (30) days’ prior written notice of its intention to do so, specifying such new name, legal entity or legal form, and providing such other information in connection therewith as the Grantee may reasonably request, and (ii) with respect to such new name, legal entity or legal form, it shall have taken all action, requested by the Grantee in its reasonable discretion, to maintain the security interest of the Grantee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect;

(j) it shall pay promptly, or cause to be paid promptly, when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all lawful claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent that its liability therefor is being contested in good faith and adequate reserves have been maintained therefor;

(k) it will maintain all Collateral that is tangible property necessary in the Grantor’s business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide maintenance, service and repairs necessary for such purpose;

(l) it shall maintain, or cause to be maintained, insurance in the type and in the amount as is standard in the industry of the Grantor. All policies of insurance shall have endorsed a loss payable clause reasonably acceptable to the Grantee and/or such other endorsements as the Grantee may from time to time reasonably request, and the Grantor will promptly provide the Grantee with copies of the policies or certificates of such insurance. The

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Grantor shall promptly notify the Grantee of the occurrence of any loss or damage to the Collateral. All proceeds of insurance on the Collateral shall be applied (after payment of any amounts payable to the Grantee pursuant to this Security Agreement) in whole or in part by the Grantee in accordance with the Loan Agreement; and

(m) it shall, promptly upon request, provide to the Grantee all information and evidence it may reasonably request concerning the Collateral to enable the Grantee to enforce the provisions of this Security Agreement.

6. Grantee Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Grantee as the Grantor’s attorney-in-fact, with full authority in the name, place and stead of the Grantor, from time to time in the Grantee’s discretion upon the occurrence and during the continuance of an Event of Default to take any action and to execute any document which the Grantee may deem necessary or advisable to accomplish the purposes of this Security Agreement

7. Grantee May Perform. If the Grantor fails to perform any agreement contained herein, the Grantee may itself perform, or cause to be performed, such agreement, and the expenses of the Grantee incurred in connection therewith shall be payable by the Grantor.

8. The Grantee’s Duties. The powers conferred on the Grantee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Grantee to exercise any such powers. Except for the safe custody of any of the Collateral which, from time to time, may come into its possession and the accounting for moneys actually received by it hereunder, the Grantee shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

9. Remedies. The security interest created by this Security Agreement shall be enforceable if an Event of Default in accordance with Article VI of the Loan Agreement shall have occurred and be continuing and the Grantee shall have, among other things, the following rights:

(a) subject to the limitations of Section 9-610 and 9-615 of the UCC Code (if applicable), to sell, assign, transfer and deliver at any time the whole, or from time to time any part, of the Collateral or any rights or interests therein, at public or private sale or in any other manner, at such price or prices and on such terms as the Grantee may deem appropriate, and either for cash, on credit, for other property or for future delivery, at the option of the Grantee, upon not less than 10 days’ written notice (which 10 day notice is hereby acknowledged by the Grantor to be reasonable) addressed to the Grantor at its last address on file with the Grantee, but without demand, advertisement or other notice of any kind (all of which are hereby expressly waived by the Grantor). If any of the Collateral or any rights or interests therein are to be disposed of at a public sale, the Grantee may, without notice or publication, adjourn any such sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement. If any of the Collateral or any rights or interests therein shall be disposed of at a private sale, the Grantee shall be relieved from all liability or claim for inadequacy of price. At any such public sale the Grantee may purchase the whole or any part of the Collateral or any

6

rights or interests therein so sold. Each purchaser, including the Grantee should it acquire the Collateral, at any public or private sale shall hold the property sold free from any claim or right of redemption, stay, appraisal or reclamation on the part of the Grantor which are hereby expressly waived and released to the extent permitted by applicable law. If any of the Collateral or any rights or interests therein shall be sold on credit or for future delivery, the Collateral or rights or interests so sold may be retained by the Grantee until the selling price thereof shall be paid by the purchaser, but the Grantee shall not incur any liability in case of failure of the purchaser to take up and pay for the Collateral or rights or interests therein so sold. In case of any such failure, such Collateral or rights or interests therein may again be sold or not less than 10 days’ written notice as aforesaid;

(b) in addition to the rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Grantee shall have rights and remedies of a secured party under the UCC; and

(c) all cash proceeds received by the Grantee in respect of any sale of, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Grantee pursuant to this Security Agreement) in whole or in part by the Grantee in accordance with the Loan Agreement.

10. Non-Interference with Remedies; Specific Performance. The Grantor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time pledge, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Security Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and the Grantor waives the benefit of all such laws to the extent it lawfully may do so. The Grantor agrees it will not interfere with any right, power or remedy of the Grantee provided for in this Security Agreement now or hereafter existing at law or in equity or by statute or otherwise, or with the exercise or beginning of the exercise by the Grantee of any one or more of such rights, powers or remedies.

11. Waiver of Defenses. The Grantor agrees that a breach of any of the agreements or covenants contained in this Security Agreement will cause irreparable injury to the Grantee, that the Grantee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every agreement and covenant contained in this Security Agreement shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such agreements or covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Secured Obligations.

12. Indemnity, Expenses and Interest. (a) The Grantor shall on demand of the Grantee pay to the Grantee (on a full indemnity basis) all costs, charges, losses, liabilities and expenses expended, paid or incurred by the Grantee (whether before or after this Security Agreement becomes enforceable), including any professional fees including attorneys’ fees, in

7

connection with any breach of the covenants or undertakings of the Grantor herein or the exercise of any rights exercisable under it or the recovery of any of the Secured Obligations by the Grantee, including, without limitation, any remuneration and other sums at any time payable to the Grantee and all costs, charges, losses, liabilities and expenses connected with the protection, realization, enforcement or release of any provision of this Security Agreement, except to the extent the same results from the Grantee's gross negligence or willful misconduct.

(b) The Grantor shall after demand by the Grantee pay to the Grantee interest at a rate per annum equal to the Default Rate (as such term is defined in the Loan Agreement) on all of the costs, charges, losses, liabilities and expenses for which the Grantor is required to indemnify the Grantee pursuant to Section 12(a) hereof. So long as no Event of Default has occurred and is continuing, such interest shall accrue and be payable from the date on which the Grantor receives notice from the Grantee; otherwise, such interest shall accrue and be payable from the date such cost, charge, loss, liability or expense was incurred by the Grantee.

13. Security Interest Absolute. All rights of the Grantee and the security interest granted hereunder, and all Secured Obligations, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of the Transaction Documents or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Grantor or any other person under or in connection with the Loan Agreement or any other amendment or waiver of or any consent to any departure from the Transaction Documents or the terms of any thereto; or

(c) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or this Security Agreement other than payment and satisfaction in full of the Secured Obligations.

14. Continuing Security Interest. This Security Agreement shall create a continuing first priority security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and permitted assigns, and (iii) inure to the benefit of the Grantee and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall immediately terminate and all rights in and to the Collateral shall revert to the Grantor. Immediately upon any such termination, the Grantee will, at the Grantor’s expense, execute and deliver to the Grantor a UCC-3 Termination Statement describing all collateral together with such documents as the Grantor shall reasonably request to evidence such termination.

15. No Waiver; Remedies Cumulative and Exclusive. The Grantee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Grantee, and then only to the extent therein set forth. A waiver by the Grantee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Grantee would

8

otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Grantee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

16. Changes in Writing; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Grantee. This Security Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and permitted assigns of the Grantor and shall, together with the rights and remedies of the Grantee hereunder, inure to the benefit of the Grantee, its respective successors and assigns; provided, however, that the Grantor may not assign or transfer its rights or obligations hereunder without the prior written consent of the Grantee.

17. Agents. The Grantee may employ agents and attorneys-in-fact in connection herewith and Grantee shall be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it. Nothing herein contained shall release any such agent from any liability arising from such agent’s negligence or misconduct.

18. Notices. Notices and other communications hereunder shall be in writing and shall be sent by facsimile or by certified mail if domestic or by prepaid overnight courier as follows:

For the Grantor:

Comarco Wireless Technologies, Inc.

25541 Commercentre Drive

Lake Forest, CA 92630

Facsimile: (949) 599-1430

Attention: Tom Lanni, President and CEO

with a copy (which shall not constitute notice) to:

Stradling Yocca Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92651

Facsimile: (949) 823-5150

Attention: Ben Frydman

For the Grantee:

Broadwood Partners, L.P.

c/o Broadwood Capital, Inc.

724 Fifth Avenue, 9th Floor

9

New York, NY 10019

Facsimile: (212) 508-5756

Attention: Neal C. Bradsher

with a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

33 Wood Avenue South, 6th Floor

Iselin, NJ 08830

Facsimile: (732) 395-4401

Attention: Seth A. Brookman, Esq.

Every notice or demand shall, except so far as otherwise expressly provided by this Security Agreement, be deemed to have been received (provided that it is received prior to 2:00 p.m. New York time), (i) if given by facsimile, on the date of dispatch thereof (provided that if the date of dispatch is not a Business Day in the locality of the party to whom such notice or communication is sent it shall be deemed to have been received on the next following Business Day in such locality), and (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

19. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

20. Submission to Jurisdiction. The Grantor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by the Grantee under this Security Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Grantor by mailing or delivering the same by hand to the Grantor at the address indicated for notices herein. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Grantor as such, and shall be legal and binding upon the Grantor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Grantor to the Grantee) against the Grantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Grantor will advise the Grantee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Grantee may bring any legal action or proceeding in any other appropriate jurisdiction.

21. WAIVER OF JURY TRIAL. THE GRANTOR, AND BY ITS ACCEPTANCE HEREOF, THE GRANTEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SECURITY AGREEMENT.

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22. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Grantee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

23. Counterparts. This Security Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

24. Headings. In this Security Agreement, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Security Agreement.

[-signature page follows-]

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IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Security Agreement to be signed in their respective names as of the date first above written.

COMARCO WIRELESS TECHNOLOGIES, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:	President and CEO

BROADWOOD PARTNERS, L.P.

By:	/s/ Neal C. Bradsher
Name:	Neal C. Bradsher
Title:	President, Broadwood Capital, Inc.
(General Partner of Broadwood Partners, L.P.)

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EXHIBIT A

COLLATERAL

(a) all accounts (as defined in the UCC) including accounts receivable in respect of portfolio investments acquired with proceeds of the Loan and payment intangibles, including, without limitation, all contract rights, and all other forms of monetary obligations owing to the Grantor, and all credit insurance, guaranties, or security therefor, whether or not they have been earned by performance;

(b) all chattel paper (as defined in the UCC), including, without limitation, electronic chattel paper and tangible chattel paper evidencing both a monetary obligation and a security interest in or lease of goods, together with any guarantees, letters of credit, and other security therefore;

(c) all commercial tort claims (as defined in the UCC);

(d) all deposit accounts (as defined in the UCC) and all of the cash and cash equivalents, deposited therein from time to time, and all securities, rights, interests, shares of stock, instruments, interests, or other property contained, deposited, held or otherwise added to any deposit account from time to time;

(e) all documents (as defined in the UCC), including, without limitation, any paper that is treated in the regular course of business as adequate evidence that the person in possession of the paper is entitled to receive, hold, and dispose of the goods the paper covers, including warehouse receipts, bills of lading, certificates of title, and applications for certificates of title;

(f) all equipment (as defined in the UCC), machinery and all fixtures (including, without limitation, the items purchased with the proceeds of the Loan), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and thereof and warranties (express and implied) received from the sellers and manufacturers of the foregoing property, and all related claims, credits, setoffs, and other rights of recovery;

(g) all general intangibles (as defined in the UCC) of any kind, including, without limitation, all money, contract rights, corporate or other business records, all intellectual property rights, inventions, designs, formulas, patents, patent applications, service marks, trademarks, trade names, trade secrets, engineering drawings, goodwill, rights to prepaid expenses, registrations, franchises, copyrights, licenses, customer lists, computer programs and other software (as defined in the UCC), source code, tax refund claims, royalty, licensing and product rights, all claims under guarantees, security interests or other security held by or granted to Grantor, all indemnification rights, and rights to retrieval from third parties of electronically processed and recorded data pertaining to any Collateral, things in action, items, checks, drafts, and all orders in transit to or from Grantor, credits or deposits of Grantor (whether general or special) that are held by the Grantee;

(h) all goods (as defined in the UCC);

(i) all inventory (as defined in the UCC), whether in the possession of the Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods, which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in Grantor’s business, and all warranties and related claims, credits, setoffs, and other rights of recovery with respect to any of the foregoing;

(j) all instruments (as defined in the UCC) including, without limitation, every promissory note, negotiable instrument, certificated security, or other writing that evidences a right to payment of money, that is not a lease or security agreement, and that is transferred in the ordinary course or conduct of business (including worldwide shipment) by delivery with any necessary assignment or endorsement;

(k) all investment property (as defined in the UCC) pledged to or delivered to Grantee’s control from time to time, and any and all other property in which the Grantor at any time has rights and in which at any time a security interest has been transferred to the Grantee (and regardless of whether any such property constitutes a certificated or uncertificated security or is held directly or through one or more financial intermediaries through book entries);

(l) all letter of credit rights (as defined in the UCC);

(m) all supporting obligations (as defined in the UCC);

(n) all books, files, records (as defined in the UCC) relating to the Collateral;

(o) each policy and contract of insurance owned or maintained by the Grantor, and all the benefits thereof including, without limitation, all claims of whatsoever nature, as well as return premiums, and in and to all moneys and claims for moneys in connection therewith;

(p) all certificates and instruments evidencing any securities or other Collateral subject to this Security Agreement from time to time and all interest, dividends, distributions, cash, investment property, securities, shares of stock, and other amounts and property from time to time received, receivable, paid or payable or otherwise distributed from time to time in respect of, in exchange or substitution for, or as an addition to any of the foregoing Collateral;

(q) all other tangible or intangible personal property of every kind and nature; and

(r) all accessions and additions to the foregoing, substitutions therefor, and replacements, products and proceeds (as defined in the UCC) of any of the property of the Grantor described in clauses (a) through (q) above (including any proceeds of insurance thereon).

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Exhibit F

PROMISSORY NOTE

ISSUED BY

COMARCO, INC.

as Borrower

in favor of

BROADWOOD PARTNERS, L.P.

as Lender

July 27, 2012

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

PROMISSORY NOTE

July 27, 2012	US$2,000,000

FOR VALUE RECEIVED, COMARCO, INC., a corporation incorporated under the laws of the State of California (the “Borrower”), does hereby promise to pay to the order of BROADWOOD PARTNERS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Lender”), the principal sum of Two Million United States Dollars (US$2,000,000) (the “Loan”). The Borrower shall repay the indebtedness represented by this Note as provided in ARTICLE II of that certain Senior Secured Six Month Term Loan Agreement, dated July 27, 2012 (the “Loan Agreement”), made by and among (i) the Lender, as lender, (ii) the Borrower, as borrower, and (iii) COMARCO WIRELESS TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Delaware, as guarantor (the “Guarantor”), pursuant to which the Lender has agreed to provide to the Borrower a senior secured term loan in the amount of the Loan.

Words and expressions used herein (including those in the foregoing paragraph) and defined in the Loan Agreement shall have the same meaning herein as therein defined. This promissory note is the “Note” referred to in the Loan Agreement.

The Guarantor, by its execution of the Consent and Agreement attached hereto, hereby further guarantees the payment of the Loan to the Lender, consents and agrees to the Note and to the provisions contained herein relating to conditions to be fulfilled and obligations to be performed.

This Note may be prepaid on such terms as provided in the Loan Agreement. Interest shall be paid on the indebtedness represented by this Note at the rate determined from time to time in accordance with ARTICLE II of the Loan Agreement and at the times provided in ARTICLE II of the Loan Agreement, which provisions are incorporated herein with full force and effect as if they were more fully set forth herein at length. Any payment not paid when due, whether on the maturity date thereof or by acceleration, shall bear interest thereafter at a rate per annum equal to the Default Rate. All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360 day year.

Both principal and interest are payable in Dollars to the Lender, in immediately available same day funds. If this Note or any payment required to be made hereunder becomes due and payable on a day which is not a Business Day, the due date thereof shall be the immediately succeeding Business Day.

This Note is entitled to the security and benefits provided in the Loan Agreement and the other Transaction Documents, including, but not limited to, such security as provided therein. Upon the occurrence of any Event of Default under ARTICLE VI of the Loan Agreement, the principal hereof and accrued interest hereon may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable.

In the event that the Lender shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all late charges and all costs and expenses of such action, including attorneys’ fees.

The Borrower, for itself and its respective successors and assigns and any endorsers of the Note from time to time, hereby waives presentment, protest, demand for payment, diligence, notice of dishonor and of nonpayment, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, hereby waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, without limitation, exemptions provided by any federal or state statute, including, without limitation, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to themselves and as to all of their respective property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof and hereby consent to any extensions of time, renewals, releases of any party to this Note, waiver or modification that may be granted or consented to by the Lender.

The Borrower agrees that its obligations hereunder are absolute and unconditional without regard to the liability of any other party and that no delay on the part of the holder hereof in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in the Loan Agreement or this Note or any other agreement made in connection with this transaction, it is agreed that (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon the Loan Agreement, this Note or any other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law, if any, and any excess shall be credited to the Borrower and (b) if the Lender elects to accelerate the maturity of, or if the Borrower prepays the indebtedness described in this Note, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in the Loan Agreement, in this Note or otherwise, shall be credited to the Borrower automatically as of the date of acceleration or prepayment.

THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ARISING IN RESPECT OF ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[ signature page follows ]

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date and year first above written.

COMARCO, INC.

By:
Name:
Title:

[ signature page 1 to Promissory Note ]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing Note as a guarantor, hereby consents and agrees to said Note and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said Note to the same extent as if the undersigned were a party to said Note.

COMARCO WIRELESS TECHNOLOGIES, INC.

By:	/s/ Thomas W. Lanni
Name:	Thomas W. Lanni
Title:	Presiden and CEO

[ signature page 2 to Promissory Note ]